                               INVESTMENT UPDATE
                                 MARCH 31, 2003
                          ICON SECTOR AND REGION FUNDS

                                    [PHOTO]

                               SEMIANNUAL REPORT

                               [ICON FUNDS LOGO]

Table of Contents



ABOUT THIS REPORT                          ............................................2

MESSAGE FROM ICON FUNDS                    ............................................4

MANAGEMENT OVERVIEWS
AND SCHEDULES OF INVESTMENTS               ............................................6
 Sector Funds
    ICON Consumer Discretionary Fund       ............................................6
    ICON Energy Fund                       ...........................................10
    ICON Financial Fund                    ...........................................13
    ICON Healthcare Fund                   ...........................................16
    ICON Industrials Fund                  ...........................................19
    ICON Information Technology Fund       ...........................................23
    ICON Leisure and Consumer Staples
    Fund                                   ...........................................26
    ICON Materials Fund                    ...........................................29
    ICON Telecommunication & Utilities
    Fund                                   ...........................................32
    ICON Short-Term Fixed Income Fund      ...........................................35
 Region Funds
    ICON Asia-Pacific Region Fund          ...........................................38
    ICON North Europe Region Fund          ...........................................41
    ICON South Europe Region Fund          ...........................................45

FINANCIAL STATEMENTS                       ...........................................48

FINANCIAL HIGHLIGHTS                       ...........................................56

NOTES TO FINANCIAL STATEMENTS              ...........................................65

About This Report

--------------------------------------------------------------------------------
HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in a Fund's per-share price, the reinvestment of any dividends, capital gain distributions, and tax return of capital, and adjustments for financial statement purposes. If your account is set up to pay Fund distributions in cash rather than reinvest them, your return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

  Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.iconfunds.com for the most recent returns.

--------------------------------------------------------------------------------
PORTFOLIO DATA
--------------------------------------------------------------------------------

Opinions and forecasts regarding industries, companies and themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of March 31, 2003 are included in each Fund's Schedule of Investments. Companies appearing in bold print throughout the Management Overviews were owned by the Funds as of March 31, 2003.

  There are risks associated with mutual fund investing, including the risk of loss of principal. An investment in a non-diversified sector or region fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

--------------------------------------------------------------------------------
COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging a Fund's performance against specific securities indexes. Each index shown, other than the Morgan Stanley Capital International (MSCI) and the New York Stock Exchange (NYSE) Industrials indexes, accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The total return figures for the MSCI indexes assume change in security prices and the deduction of local taxes. The MSCI Index returns for the periods through July 31, 2002 do not include the reinvestment of any dividends or distributions and the returns do not include the costs of managing a mutual fund. The NYSE Index returns for the periods through March 31, 2002 do not include the reinvestment of any dividends or distributions or the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in the indexes.

- The Standard & Poor's SuperComposite 1500 (S&P 1500) Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

- The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by Standard & Poor's.

- The Nasdaq Composite ("Nasdaq") Index is a broad-based capitalization-weighted index of all Nasdaq National Market and Small-Cap stocks.

- The NYSE Industrials Index is a capitalization-weighted index of industrial stocks designed to measure the industrial sector of NYSE listed securities.

- The MSCI Europe 15 Index comprises 599 stocks traded in developed markets from 15 European countries. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The MSCI Pacific Index comprises stocks traded in the developed markets of the Pacific Basin (Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore). The capitalization-weighted index is structured to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The Merrill Lynch 3-Month U.S. Treasury Bill Index comprises a single issue with a maturity date closest to, but not beyond, three months from the last day of the previous month. The Merrill Lynch 6-Month U.S. Treasury Bill Index consists of a single issue with a maturity date closest to, but not beyond, six months from the last day of the previous month. The Merrill Lynch 1-Year U.S. Treasury Bill Index consists of a single issue with the longest maturity. The issues in these indexes are replaced on a monthly basis to maintain the characteristics of each respective index.

  Bloomberg is the source for the index returns and statistical data included in this report.

Message from ICON Funds

--------------------------------------------------------------------------------
DEAR SHAREHOLDER:
[CALLAHAN PHOTO]
--------------------------------------------------------------------------------

Thank you for your investment in the ICON Funds and welcome to the many new shareholders receiving this report for the first time.

  In looking back over the past six months, it has been a period characterized by extreme pessimism, uncertainty and fear. For much of the time, the market was in the grip of impending war, which has since come to pass.

MARKET CLIMATE

Unfortunately, the market's fixation on war produced a climate that was not conducive to our investment system. Emotions have run high, setting off periods of irrational selling in which prices have become detached from intrinsic value and fundamentals. Although stock prices, on average, have been trading in the range of up to 50% below our estimate of fair value, industry leadership was noticeably absent. Meanwhile, investors shrugged off underlying recoveries in the economy and in corporate earnings, thwarting any chance of a return to rational pricing.

  To put it mildly, the situation has been frustrating. But not hopeless. We have been unwavering in our belief that prices will eventually move toward fair value. However, the timing of such an advance is impossible to predict, given the duration of the current disconnect. It is by far the longest I have ever seen.

  The initial market surge of late October and November 2002, though led by financially distressed companies, may have been a sign that the market low of early October was in fact a bottom. In what we believed was an unsustainable environment more suited to turnaround speculators and deep value managers, we maintained our focus on well-managed companies with high cash positions and low debt levels. By comparison, the burst in mid-March 2003 was quite broad, with 120 of the 123 S&P industries registering gains. This time, however, the underpriced, higher-quality companies we favor took part, which we consider to be an eminently more sensible theme.

LEADERSHIP MAY BE EMERGING

Yet even in the context of this recent broad rally, several industries appeared much more eager in their surge back toward fair value. What this tells us is that clear leadership was finally beginning to emerge within a number of sectors, convincing us to more heavily weight those industries and sectors identified by our system as favorable. Although we may be early in our move toward these more narrow themes, our overall value/ price ratio dictates that we be invested to participate. As investors once again acknowledge what we believe are improving fundamentals and prices break loose from their emotional stranglehold, we are confident that we can get back to an investing environment based on fundamentals and rational pricing.

[SIDENOTE]

Emotions have run high and prices haev become detached from intrinsic value and fundamentals.

[SIDENOTE]

Although we may be early, our overall value/price ratio dictates that we be invested to participate.

  That environment is one that effectively considers the four basic laws of finance: earnings, growth, risk and interest rates. By doing so, we continue to build on our core competency, which focuses on capturing market themes and industry leadership based on careful analysis of valuation and relative strength of the individual companies within a given industry. That's our system and we do not stray from it.

CAPITALIZING ON OPPORTUNITY

However, as certain as we are about the validity of our system, we are much less certain about the state of the world. Therefore, we do not attempt to guess events or predict outcomes. Our strength lies in accessing the information we see in the stock market, and what we see are outstanding companies priced far below their intrinsic values. Although fear and uncertainty are often the catalysts that create opportunity, many investors may be caught off guard by a sudden, swift reversal. We think it is best to capitalize on that opportunity and be patient. Those who wait for clarity and certainty are almost always left behind.

  In closing, we do not know whether this most recent advance is the sustainable rally we've been expecting. We do believe it gives us a glimpse as to what it will look like going forward.

Yours truly,

/s/ Craig T. Callahan

Craig T. Callahan D.B.A.
Trustee, Chief Investment Officer of the Adviser

[SIDENOTE}

We maintained our focus on well-managed companies with high cash positions and low debt levels.

Management Overview

ICON CONSUMER DISCRETIONARY FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Consumer Discretionary Fund encountered severe resistance over the six-month period ended March 31, 2003, returning -12.35% while its broad-based and narrowly focused benchmarks, the Standard & Poor's (S&P) SuperComposite 1500 Index and the S&P 1500 Consumer Discretionary Index, appreciated 4.50% and 0.04%, respectively.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Extreme uncertainty characterized the period, as geopolitical events, economic concerns and rising unemployment paralyzed investors and consumers alike. Personal spending, a source of economic leadership throughout much of the downturn, appeared to run out of steam, evidenced by lackluster holiday sales and recent declines in consumer confidence data. Driven by low-interest financing and a strong housing market, consumer debt reached alarming levels and in the wake of war with Iraq, produced an abrupt about-face. While many of the economically sensitive industries within the sector struggled as a result, retailing was perhaps the hardest hit, unable to dig out from under the heavy winter snows that brought shopping to a virtual halt.

  Against this backdrop, even the slightest hint of decelerating earnings growth or slumping revenues pushed emotional investors to sell with impunity. At the same time, companies that beat expectations were also punished, having been perceived as benefiting from lowered forecasts. When all was said and done, an environment of fear had gripped the marketplace, with investors all but ignoring underlying recoveries in corporate earnings and leading economic indicators.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The Fund's relative underperformance during the period was attributable to two primary factors. First, there was an absence of clear, sustainable industry leadership within the sector. Industries moved in and out of favor at the drop of a hat, most likely propelled by the climate of fear that permeated the market. Because our system measures relative strength over a six-month time frame, these leadership shifts proved too fleeting to capture. Second, while a handful of industries within the sector posted positive returns, twice as many suffered setbacks.

  While no one industry was primarily responsible for the Fund's underperformance, specialty stores and general merchandise stores were leading detractors. Unfortunately, the level of negative performance attributed to the specialty stores industry far outweighed its actual allocation in the Fund. This was due to our holdings in leading arts and crafts retailer MICHAELS STORES INC., which declined -45.27% for the period. The stock came under pressure after the company cut its annual profit forecast, citing the negative impact of last year's sniper-related shootings in the Washington, D.C. area, where Michaels has 36 locations.

  Meanwhile, the Fund's underperformance in the general merchandise stores category came as a result of a stock we did not own. Although too richly valued for inclusion in the Fund, Wal-Mart Stores Inc. sported a 6.00% return for the period and comprises a sizable 18.0% weight of the S&P 1500 Consumer Discretionary Index. Appliance manufacturer Maytag Corp., which we sold during the period, also worked against us, declining -16.78% on reports of sluggish sales.

  On a more positive note, casual clothing designer QUICKSILVER rose on better-than-expected revenue and earnings news, while footwear purveyor The Timberland Company won over investors with its efforts to pare debt and repurchase shares. We decided to sell Timberland during the period to lock in gains. While our quantitative process does not necessarily consider these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE CONSUMER DISCRETIONARY SECTOR?

As concerns over the war with Iraq subside and investors begin to refocus on the underlying strength of the U.S. economy, economically sensitive sectors and industries are likely to command their attention. Stocks within these sectors and industries have been beaten down mostly by fear rather than a sharp deterioration in their intrinsic value or business fundamentals. With corporate earnings on the rise and a cost-cutting cycle under most companies' belts, stocks within the Consumer Discretionary sector appear poised to assume leadership in the early stages of an economically driven rally.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                  100.2%
Top 10 Equity Holdings                                                     28.6%
Number of Stocks                                                              54
Cash Equivalents                                                            0.1%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

eBay Inc.                                                                   3.4%
Best Buy Co. Inc.                                                           3.3%
Ross Stores Inc.                                                            3.3%
Abercrombie & Fitch Co.                                                     3.0%
Catalina Marketing Corp.                                                    2.8%
Family Dollar Stores Inc.                                                   2.7%
Pacific Sunwear of California Inc.                                          2.6%
Whirlpool Corp.                                                             2.6%
Omnicom Group Inc.                                                          2.5%
99 Cents Only Stores                                                        2.4%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Specialty Stores                                   18.7%
Apparel Retail                                     14.0%
General Merchandise Stores                          9.5%
Department Stores                                   8.2%
Automobile Manufacturers                            6.9%
Advertising                                         6.2%
Home Furnishings                                    5.4%
Home Improvement Retail                             5.4%
Computer & Electronics Retail                       4.9%
Household Appliances                                3.8%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

                                            SIX MONTHS                            SINCE
                                              ENDED         ONE      FIVE      INCEPTION
                                            3/31/03*       YEAR      YEARS       7/9/97
------------------------------------------------------------------------------------------
ICON Consumer Discretionary Fund              -12.35%    -32.13%    -4.01%       -1.67%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  4.50%    -24.66%    -3.29%        0.73%
------------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index           0.04%    -26.00%    -3.57%        1.79%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performances results and the comparative indexes can be found on pages 2 and 3.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                             ICON CONSUMER DISCRETIONARY FUND        S&P 1500 INDEX         S&P 1500 CONSUMER DISCRETIONARY INDEX
                             --------------------------------        --------------         -------------------------------------
7/9/97                                    10000                           10000                             10000
3/31/98                                   11140                           13709                             13276
3/31/99                                   10832                           14207                             16371
3/31/00                                   10503                           16994                             17620
3/31/01                                    9756                           13550                             13937
3/31/02                                   13379                           13837                             14959
3/31/03                                    9080                           10425                             11069

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON CONSUMER DISCRETIONARY FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 100.2%
ADVERTISING 6.2%
 144,800   Catalina Marketing Corp.(a)     $2,784,504
  45,500   Omnicom Group Inc.               2,464,735
 105,600   The Interpublic Group of
           Companies Inc.                     982,080
-----------------------------------------------------
TOTAL ADVERTISING                           6,231,319

APPAREL, ACCESSORIES & LUXURY
GOODS 3.1%
  71,100   Fossil Inc.(a)                   1,224,342
  28,600   Liz Claiborne Inc.                 884,312
  33,300   Quicksilver Inc.(a)              1,019,646
-----------------------------------------------------
TOTAL APPAREL, ACCESSORIES & LUXURY
GOODS                                       3,128,300

APPAREL RETAIL 14.0%
 100,400   Abercrombie & Fitch Co.(a)       3,015,012
  88,100   American Eagle Outfitters
           Inc.(a)                          1,279,124
  36,100   Columbia Sportswear Co.(a)       1,341,837
 127,450   Pacific Sunwear of
           California Inc.(a)               2,593,607
  90,200   Ross Stores Inc.                 3,260,730
  86,100   The Gap Inc.                     1,247,589
  74,000   TJX Co. Inc.                     1,302,400
-----------------------------------------------------
TOTAL APPAREL RETAIL                       14,040,299

AUTO PARTS & EQUIPMENT 1.8%
  37,400   BorgWarner Inc.                  1,789,216
-----------------------------------------------------
TOTAL AUTO PARTS & EQUIPMENT                1,789,216

AUTOMOBILE MANUFACTURERS 6.9%
  60,200   General Motors Corp.             2,023,924
 114,100   Monaco Coach Corp.(a)            1,182,076
  81,300   Thor Industries Inc.             2,034,939
  61,800   Winnebago Industries Inc.        1,680,960
-----------------------------------------------------
TOTAL AUTOMOBILE MANUFACTURERS              6,921,899
COMPUTER & ELECTRONICS RETAIL 4.9%
 121,600   Best Buy Co. Inc.(a)             3,279,552
  39,000   CDW Computer Centers(a)          1,591,200
-----------------------------------------------------
TOTAL COMPUTER & ELECTRONICS RETAIL         4,870,752

CONSUMER ELECTRONICS 2.2%
  37,000   Harman International
           Industries Inc.                  2,167,090
-----------------------------------------------------
TOTAL CONSUMER ELECTRONICS                  2,167,090

DEPARTMENT STORES 8.2%
  79,300   Federated Department Stores
           Inc.(a)                          2,221,986
  37,600   Kohl's Corp.(a)                  2,127,408
  67,200   Sears Roebuck & Co.              1,622,880
  76,600   The Neiman Marcus Group
           Inc.(a)                          2,220,634
-----------------------------------------------------
TOTAL DEPARTMENT STORES                     8,192,908

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

FOOTWEAR 1.0%
  45,400   Kenneth Cole Productions
           Inc.(a)                           $994,260
-----------------------------------------------------
TOTAL FOOTWEAR                                994,260

GENERAL MERCHANDISE STORES 9.5%
  96,100   99 Cents Only Stores(a)          2,450,550
 187,900   Dollar General Corp.             2,294,259
 105,600   Dollar Tree Stores Inc.(a)       2,101,440
  88,100   Family Dollar Stores Inc.        2,720,528
-----------------------------------------------------
TOTAL GENERAL MERCHANDISE STORES            9,566,777

HOME FURNISHINGS 5.4%
  39,400   Ethan Allen Interiors Inc.       1,159,542
  82,100   Furniture Brands
           International Inc.(a)            1,605,876
  65,600   La-Z-Boy Inc.                    1,133,568
  31,100   Mohawk Industries Inc.(a)        1,490,934
-----------------------------------------------------
TOTAL HOME FURNISHINGS                      5,389,920

HOME IMPROVEMENT RETAIL 5.4%
 119,100   Building Material Holding
           Corp.                            1,585,221
  52,900   Lowe's Co.                       2,159,378
  63,900   The Sherman-Williams Co.         1,688,877
-----------------------------------------------------
TOTAL HOME IMPROVEMENT RETAIL               5,433,476

HOMEBUILDING 3.8%
  23,300   Centex Corp.                     1,266,588
 113,400   Clayton Homes Inc.               1,251,936
  24,900   Pulte Homes Inc.                 1,248,735
-----------------------------------------------------
TOTAL HOMEBUILDING                          3,767,259

HOUSEHOLD APPLIANCES 3.8%
  52,200   Snap-on Tools Inc.               1,292,472
  52,300   Whirlpool Corp.                  2,564,269
-----------------------------------------------------
TOTAL HOUSEHOLD APPLIANCES                  3,856,741

INTERNET RETAIL 3.4%
  39,900   eBay Inc.(a)                     3,403,071
-----------------------------------------------------
TOTAL INTERNET RETAIL                       3,403,071

PHOTOGRAPHIC PRODUCTS 1.9%
  65,200   Eastman Kodak Co.                1,929,920
-----------------------------------------------------
TOTAL PHOTOGRAPHIC PRODUCTS                 1,929,920

SPECIALTY STORES 18.7%
  28,500   AutoZone Inc.(a)                 1,958,235
 128,000   Barnes & Noble Inc.(a)           2,430,720
  56,900   Bed Bath and Beyond Inc.(a)      1,965,326
  90,900   Gart Sports Co.(a)               1,734,372
 165,500   Limited Brands                   2,129,985
  48,500   Linens 'n Things Inc.(a)           985,520
  86,800   Michaels Stores Inc.(a)          2,170,868
 195,100   Office Depot Inc.(a)             2,308,033
  50,800   Tractor Supply Co.(a)            1,677,416
  44,500   Zale Corp.(a)                    1,456,930
-----------------------------------------------------
TOTAL SPECIALTY STORES                     18,817,405
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $102,683,823)            100,500,612

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
SHORT-TERM INVESTMENTS 0.1%
$150,367   American Family Demand Note,
           0.951%(#)                         $150,367
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
           (COST $150,367)                    150,367
-----------------------------------------------------

TOTAL INVESTMENTS 100.3%
           (COST $102,834,190)            100,650,979
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.3%)         (340,427)
-----------------------------------------------------
NET ASSETS 100.0%                        $100,310,552
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates are as of March 31, 2003.

Management Overview

ICON ENERGY FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Energy Fund advanced 3.21% for the six-month period ended March 31, 2003, but fell short of returns earned by both of its benchmark indexes. The Fund's broad-based benchmark, the Standard & Poor's (S&P) SuperComposite 1500 Index, gained 4.50% while its narrower benchmark, the S&P 1500 Energy Index, rose by 7.76%.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

The ICON Energy Fund faced a challenging global environment, highlighted by mounting tensions over war with Iraq and a crippling labor strike by Venezuelan oil workers. While economic weakness tempered demand for oil and natural gas, lower-than-normal inventories combined with unseasonably cold winter weather exerted significant upward pressure on prices. Although the onset of military action pushed prices toward more rational levels, expectations of economic recovery and improved demand were seen as providing a base of support. It is interesting to note that upstream companies, or those involved with drilling, exploration and production, chose not to take advantage of higher prices by ramping up activity, perhaps sensing that the dramatic rise during the period was temporary and therefore not sustainable.

  In terms of industry returns within the Energy sector, there continued to be broad disparity of approximately 24% between the top- and worst-performing groups. The oil and gas refining, marketing and transportation industry was the clear frontrunner within the sector, having assumed a leadership role off the market low of October 9, 2002. However, as the smallest group of companies within the energy sector, it is often difficult to build meaningful exposure to this industry without significantly increasing company-specific risk to the Fund. Nevertheless, oil and gas refining, marketing and transportation and oil and gas equipment and services were the only groups in the sector to outperform the S&P 1500 Energy Index.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Over the course of the six-month period, the Fund's industry allocation became more evenly distributed, reflecting an equalization of valuations. Between December 2002 and January 2003, our system detected that then-sector leader, oil and gas drilling, was beginning to weaken. Consequently, assets were shifted into strengthening industries such as oil and gas exploration and production, integrated oil and gas, and oil and gas refining, marketing and transportation.

  Typically comprised of diversified companies participating at the downstream of the energy business, the oil and gas refining, marketing and transportation industry was the clear laggard within the sector for the six months preceding this period. As a result, we were slow to increase the Fund's exposure when signs of relative strength emerged. Once our quantitative model determined that this leadership appeared sustainable, the industry weighting was increased substantially. While we are unwavering in our discipline, which includes a six-month relative strength measure, in this case it held back overall returns.

  Several specific stocks had a measurable impact on Fund performance for the period. While a volatile market pressured refining margins, leading East Coast downstream company SUNOCO INC. advanced, having offset losses with strong profits in its marketing segment. Meanwhile, services firm BJ SERVICES COMPANY jumped on industrywide strength, bolstered by higher energy prices and projected increases in natural gas drilling rates. Drilling contractor NABORS INDUSTRIES LTD. also rallied, reflecting rising rig counts in Canada.

  In contrast, Cal Dive International, Inc., which provides services to offshore exploration and production companies, struggled as inclement weather in late 2002 caused costly work stoppages. We liquidated this holding during the period. SEACOR SMIT INC., a leading provider of oil-spill response services, also traded lower on weak performance in its Gulf of Mexico and North Sea markets.

  While our methodology does not necessarily consider these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE ENERGY SECTOR?

While fears associated with the conflict in Iraq seem to be subsiding, increases in energy demand are more closely tied to improving economic fundamentals. For the time being, our value to price ratios and relative strength measures within the Energy sector are virtually clustered. We believe that the oil and gas refining, marketing and transportation industry will lead the sector over the near term. Oil and gas equipment and services will retain a sizable weighting in the Fund as long as its valuation and strength dynamics remain in place. As always, we will be on the lookout for distinct shifts in leadership and will make adjustments accordingly.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                   99.0%
Top 10 Equity Holdings                                                     33.0%
Number of Stocks                                                              47
Cash Equivalents                                                           0.00%
Percentages are based on net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

Patina Oil & Gas Corp.                                                      4.6%
BJ Services Co.                                                             4.1%
Pogo Producing Co.                                                          3.6%
Repsol YPF SA                                                               3.2%
Valero Energy Corp.                                                         3.2%
Tidewater Inc.                                                              2.9%
Sunoco Inc.                                                                 2.9%
Nabors Industries Ltd.                                                      2.9%
Patterson-UTI Energy Inc.                                                   2.8%
Cimarex Energy Co.                                                          2.8%
Percentages are based on net assets.

--------------------------------------------------------------------------------
TOP INDUSTRIES
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Oil & Gas Exploration & Production                         31.2%
Oil & Gas Refining & Marketing & Transportation            19.3%
Oil & Gas Equipment & Services                             18.7%
Oil & Gas Drilling                                         18.5%
Integrated Oil & Gas                                       11.3%

Percentages are based on net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

                                         SIX MONTHS                            SINCE
                                           ENDED         ONE       FIVE      INCEPTION
                                          3/31/03*       YEAR      YEARS      11/5/97
----------------------------------------------------------------------------------------
ICON Energy Fund                           3.21%       -17.38%     7.72%       5.76%
----------------------------------------------------------------------------------------
S&P 1500 Index                             4.50%       -24.66%    -3.29%      -0.21%
----------------------------------------------------------------------------------------
S&P 1500 Energy Index                      7.76%       -17.17%     0.71%       0.42%
----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                    ICON ENERGY FUND             S&P 1500 INDEX           S&P 1500 ENERGY INDEX
                                                    ----------------             --------------           ---------------------
11/5/97                                                   10000                       10000                       10000
3/31/98                                                    9330                       11683                        9872
3/31/99                                                    6725                       13472                        9455
3/31/00                                                   11090                       16115                       11203
3/31/01                                                   15007                       12849                       11875
3/31/02                                                   16381                       13121                       12350
3/31/03                                                   13535                        9886                       10230

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON ENERGY FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 99.0%

INTEGRATED OIL & GAS 11.3%
 15,800   ConocoPhillips                     $846,880
 34,400   Marathon Oil Corp.                  824,568
 15,700   Murphy Oil Corp.                    693,469
 24,200   Occidental Petroleum Corp.          725,032
 80,100   Petroleo Brasileiro SA            1,213,515
118,900   Repsol YPF SA                     1,705,026
-----------------------------------------------------
TOTAL INTEGRATED OIL & GAS                  6,008,490
OIL & GAS DRILLING 18.5%
 21,300   Atwood Oceanics Inc.(a)             537,612
 34,700   ENSCO International Inc.            885,197
 24,000   Helmerich & Payne Inc.              614,880
 39,100   Nabors Industries Ltd.(a)         1,558,917
 46,600   National-Oilwell Inc.(a)          1,043,374
 38,500   Noble Corp.(a)                    1,209,670
 46,500   Patterson-UTI Energy Inc.(a)      1,504,740
 52,500   Unit Corp.(a)                     1,065,225
 77,500   Varco International Inc.(a)       1,419,025
-----------------------------------------------------
TOTAL OIL & GAS DRILLING                    9,838,640

OIL & GAS EQUIPMENT & SERVICES 18.7%
 63,400   BJ Services Co.(a)                2,180,326
 81,600   Core Laboratories NV(a)             848,640
 54,400   FMC Technologies Inc.(a)          1,044,480
 29,200   Oceaneering International
          Inc.(a)                             638,020
 35,100   Offshore Logistics Inc.(a)          633,555
 25,800   Schlumberger Ltd.                   980,658
 30,000   SEACOR SMIT Inc.(a)               1,050,000
 44,200   TETRA Technologies Inc.(a)        1,016,600
 54,500   Tidewater Inc.                    1,565,240
-----------------------------------------------------
TOTAL OIL & GAS EQUIPMENT & SERVICES        9,957,519

OIL & GAS EXPLORATION & PRODUCTION 31.2%
 21,100   Anadarko Petroleum Corp.            960,050
112,800   Chesapeake Energy Corp.             886,608
 76,414   Cimarex Energy Co.(a)             1,486,252
 36,000   Comstock Resources Inc.(a)          363,600
 23,400   Evergreen Resources Inc.(a)       1,060,254
 42,000   Hurricane Hydrocarbons Ltd.(a)      425,040
 40,400   Newfield Exploration Co.(a)       1,369,156
 31,200   Noble Energy Inc.                 1,069,848
 36,300   Ocean Energy Inc.                   726,000
 73,775   Patina Oil & Gas Corp.            2,427,198
 47,900   Pogo Producing Co.                1,904,983
 42,700   Prima Energy Corp.(a)               800,198
 71,600   Remington Oil & Gas Corp.(a)      1,219,348
 93,300   Ultra Petroleum Corp.(a)            823,839
 54,300   XTO Energy Inc.                   1,031,700
-----------------------------------------------------
TOTAL OIL & GAS EXPLORATION & PRODUCTION   16,554,074

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

OIL & GAS REFINING & MARKETING &
TRANSPORTATION 19.3%
 43,800   Ashland Inc.                     $1,299,546
 74,900   Frontier Oil Corp.                1,280,790
 22,000   Holly Corp.                         630,080
 90,800   Knightsbridge Tankers Ltd.        1,234,880
 71,200   Overseas Shipholding Group
          Inc.                              1,189,040
 42,700   Sunoco Inc.                       1,561,539
 34,800   Teekay Shipping Corp.             1,350,240
 41,000   Valero Energy Corp.               1,696,580
-----------------------------------------------------
TOTAL OIL & GAS REFINING & MARKETING &
TRANSPORTATION                             10,242,695
-----------------------------------------------------

TOTAL INVESTMENTS 99.0%
          (COST $49,895,445)               52,601,418
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 1.0%            548,649
-----------------------------------------------------
NET ASSETS 100.0%                         $53,150,067
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

Management Overview

ICON FINANCIAL FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Financial Fund declined -5.80% for the six-month period ended March 31, 2003, while its broad-based benchmark, the Standard & Poor's (S&P) SuperComposite 1500 Index, gained 4.50%. At the same time, its narrower benchmark, the S&P 1500 Financials Index, advanced 1.67%.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

The perception of economic stagnation, in addition to industry-specific pressures, sent shock waves through the Financials sector during the period. Banks, burdened by exposure to distressed and bankrupt companies, contended with credit quality concerns and severe weakness in the capital markets. A changing regulatory climate forced consumer finance firms to increase loan loss reserves, at the expense of earnings. Meanwhile, the insurance industries faced a possible pullback in pricing power, as well as the overhang of asbestos litigation. The one bright spot continued to be the low interest rate environment, which boosted mortgage refinance activity.

  With fear and pessimism dominating the market, stock prices detached from financial fundamentals, leading many investors to overlook that both the economy and corporate earnings were actually growing. Nevertheless, industry performance across the sector varied widely. Although multi-line insurance was the worst-performing industry, losing -9.46% as measured by the S&P 1500 Multi-line Insurance Index, diversified financial services topped the sector, moving higher by 10.32% according to the S&P 1500 Diversified Financial Services Index.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In light of our calculations indicating widespread pricing discrepancies within the sector, the Fund was positioned for a fundamentally driven, quality-led rally that would move stocks closer to our estimates of fair value. Although somewhat premature, the Fund was able to participate in the mid-March 2003 market surge, but was unable to benefit from an earlier runup in October and November 2002, featuring lower-quality, high-debt companies. Furthermore, the Fund was negatively impacted by its weighting in the consumer finance industry, which declined -7.69% over the six-month period as measured by the S&P 1500 Consumer Finance Index.

  Despite the start-and-stop nature of what we believe will be a sustainable rally, the Fund made several industry adjustments based on relative strength metrics and projected earnings-per-share growth. Diversified financial services experienced the most significant change, increasing to 51.4% of the Fund at the close of the period from 14.0% at the beginning. Banks, on the other hand, decreased to 21.7% at period-end from 39.4% at the start.

  Turning to individual holdings, Fund performance was hampered by transaction services provider INVESTMENT TECHNOLOGY GROUP, INC., which warned of lower annual revenues and earnings in 2003, citing weaker institutional trading volumes. Disability insurer UnumProvident Corp. also struggled on regulatory concerns surrounding the quality of its investment portfolio, and we decided to sell the stock. Meanwhile, retail brokerage A.G. EDWARDS, INC. continued to face challenges posed by the volatile stock market.

  In contrast, diversified global banking giant J.P. MORGAN CHASE & CO. bounced on depressed valuations and the better-than-expected resolution to its Enron-related litigation. Although we liquidated the holding during the period, shopping center operator Kimco Realty Corp., a real estate investment trust, traded higher when Kmart, its largest tenant, announced that it would emerge from bankruptcy.

  While our methodology does not consider all of these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE FINANCIAL SECTOR?

Our quantitative model has detected wide spreads between current stock prices and intrinsic values. Although certain segments of the sector may continue to experience near-term weakness, others, including diversified financial services and brokerage-related industries, have been identified by our system as areas of relative strength. As the market anticipates an eventual economic recovery, we believe that a renewed focus on financial fundamentals may trigger a meaningful rally. Based on depressed valuations, comparative market performance and prospects for earnings-per-share growth, we are confident the Fund is well positioned and poised to participate.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                   99.5%
Top 10 Equity Holdings                                                     38.9%
Number of Stocks                                                              39
Cash Equivalents                                                            0.6%
Percentages are based on net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

Citigroup Inc.                                                              4.7%
J P Morgan Chase & Co.                                                      4.7%
Countrywide Credit Industries Inc.                                          4.1%
Providian Financial Corp.                                                   4.0%
Morgan Stanley                                                              3.9%
Merrill Lynch & Co. Inc.                                                    3.9%
Lehman Brothers Holdings Inc.                                               3.8%
Investors Financial Services Corp.                                          3.4%
Neuberger Berman Inc.                                                       3.3%
Waddell & Reed Financial Inc.                                               3.1%
Percentages are based on net assets.

ICON FINANCIAL FUND

--------------------------------------------------------------------------------
TOP INDUSTRIES
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Diversified Financial Services                                     51.4%
Banks                                                              21.7%
Consumer Finance                                                   14.7%
Property & Casualty Insurance                                       7.3%
Life & Health Insurance                                             4.4%

Percentages are based on net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

                                      SIX MONTHS                            SINCE
                                        ENDED         ONE       FIVE      INCEPTION
                                       3/31/03*       YEAR      YEARS       7/1/97
--------------------------------------------------------------------------------------
ICON Financial Fund                    -5.80%       -26.18%     1.63%       4.68%
--------------------------------------------------------------------------------------
S&P 1500 Index                          4.50%       -24.66%    -3.29%       1.05%
--------------------------------------------------------------------------------------
S&P 1500 Financials Index               1.67%       -21.17%    -0.60%       4.71%
--------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                   ICON FINANCIAL FUND           S&P 1500 INDEX         S&P 1500 FINANCIALS INDEX
                                                   -------------------           --------------         -------------------------
7/1/97                                                    10000                       10000                       10000
3/31/98                                                   12002                       12552                       13426
3/31/99                                                   11877                       14474                       14190
3/31/00                                                   11343                       17314                       13923
3/31/01                                                   15598                       13804                       15435
3/31/02                                                   17626                       14097                       16526
3/31/03                                                   13012                       10621                       13027

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON FINANCIAL FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 99.5%

BANKS 21.7%
  64,200   BB&T Corp.                      $2,017,806
  34,000   Bank of America Corp.            2,272,560
  65,300   Banc One Corp.                   2,260,686
  65,900   Downey Financial Corp.           2,597,119
  90,100   FirstMerit Corp.                 1,661,444
  87,500   FleetBoston Financial Corp.      2,089,500
  28,800   Golden West Financial Corp.      2,071,584
 152,900   Hibernia Corp.                   2,593,184
  60,900   MAF Bancorp Inc.                 2,049,285
  36,500   Provident Financial Group
           Inc.                               774,895
  79,600   Wachovia Corp.                   2,711,972
  46,300   Zions Bancorp                    1,980,714
-----------------------------------------------------
TOTAL BANKS                                25,080,749
CONSUMER FINANCE 14.7%
 108,700   Capital One Financial Corp.      3,262,087
 237,600   Cash America International
           Inc.                             2,252,448
  82,000   Countrywide Credit
           Industries Inc.                  4,715,000
 136,000   MBNA Corp.                       2,046,800
 709,700   Providian Financial Corp.(a)     4,655,632
-----------------------------------------------------
TOTAL CONSUMER FINANCE                     16,931,967

DIVERSIFIED FINANCIAL SERVICES 51.4%
 118,800   AG Edwards Inc.                  3,076,920
  38,620   Bear Stearns Co. Inc.            2,533,472
 157,300   Citigroup Inc.                   5,418,985
  42,200   Goldman Sachs Group Inc.         2,872,976
 219,500   Investment Technology Group
           Inc.(a)                          3,066,415
 161,700   Investors Financial Services
           Corp.                            3,937,395
 255,400   Janus Capital Group Inc.         2,909,006
  83,200   Jefferies Group Inc.             2,991,040
 227,600   J P Morgan Chase & Co.           5,396,396
 157,000   LaBranche & Co. Inc.             2,885,660
  75,830   Lehman Brothers Holdings
           Inc.                             4,379,182
 127,200   Merrill Lynch & Co. Inc.         4,502,880
 118,400   Morgan Stanley                   4,540,640
 134,200   Neuberger Berman Inc.            3,788,466
 132,900   SEI Investments Co.              3,481,980
 203,400   Waddell & Reed Financial
           Inc.                             3,573,738
-----------------------------------------------------
TOTAL DIVERSIFIED FINANCIAL SERVICES       59,355,151

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

LIFE & HEALTH INSURANCE 4.4%
 112,900   Lincoln National Corp.          $3,161,200
  65,200   Protective Life Corp.            1,861,460
-----------------------------------------------------
TOTAL LIFE & HEALTH INSURANCE               5,022,660

PROPERTY & CASUALTY INSURANCE 7.3%
  43,200   Ambac Financial Group Inc.       2,182,464
  54,100   MBIA Inc.                        2,090,424
  70,000   Radian Group Inc.                2,336,600
  72,400   The PMI Group Inc.               1,849,820
-----------------------------------------------------
TOTAL PROPERTY & CASUALTY INSURANCE         8,459,308
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $125,552,624)            114,849,835

SHORT-TERM INVESTMENTS 0.6%
$678,449   American Family Demand Note,
           0.951%(#)                          678,449
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
           (COST $678,449)                    678,449
-----------------------------------------------------

TOTAL INVESTMENTS 100.1%
           (COST $126,231,073)            115,528,284
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.1%)          (50,955)
-----------------------------------------------------
NET ASSETS 100.0%                        $115,477,329
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2003.

Management Overview

ICON HEALTHCARE FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Healthcare Fund lost -1.16% for the six-month period ended March 31, 2003. This compares to a 4.50% gain for the Fund's broad-based benchmark, the Standard & Poor's (S&P) SuperComposite 1500 Index, and a 5.67% advance for its narrowly focused benchmark, the S&P 1500 Healthcare Index.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Although the Healthcare sector is considered to be somewhat insulated from the broader macroeconomic environment, the ICON Healthcare Fund navigated a host of industry-specific trends during the period. On a positive note, the healthcare equipment group benefited from steady volume growth and expanded pricing power, while the biotechnology industry profited from recent drug approvals and efforts to streamline the approval process. In contrast, the pharmaceuticals group grappled with longer FDA trials, impending patent expirations, and heightened competition from generic drugs. Meanwhile, the healthcare facilities and managed healthcare groups faced increased scrutiny over billing and operational practices.

  Against this backdrop, industry leadership remained constant during the period, with no theme changes detected by our quantitative model. Biotechnology, which assumed leadership in July 2002, was far and away the top performer, as evidenced by the 25.35% return of its respective S&P 1500 industry index. At the other end of the spectrum, healthcare facilities weakened considerably, with its industry index returning -35.22%.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The industry rotations that began in July 2002 toward biotechnology and pharmaceuticals continued during the reporting period, with pharmaceuticals receiving the Fund's largest increase in overall weighting. The inclusion of large-cap pharmaceuticals after a long absence contributed greatly to this increase. In addition to their historically consistent earnings and strong financial statements, two key qualities we insist upon, these companies continued to trade below our estimate of fair value while demonstrating higher-than-average relative strength. Ultimately, the Fund's pharmaceuticals exposure was significantly below that of the S&P 1500 Healthcare Index, and our performance suffered as a result.

  By the same token, our overweighting in healthcare distributors and services, the second worst performer in the sector, also worked against us. However, healthcare facilities and managed care, our two smallest industry weightings at the start of the period, experienced persistent weakness and were subsequently removed. Although the Fund missed out on residual strength in managed healthcare, we avoided potentially larger losses in healthcare facilities.

  Within the portfolio, several individual holdings measurably impacted the Fund's performance. Impath, Inc., a specialized source of diagnostic and prognostic information, hampered performance when it reported mixed financial results. Although the company's revenues increased, higher operating expenses took their toll on profits. Specialty manufacturer Techne Corp. also turned in disappointing results during the period, brought on by a sharp drop in orders for the company's research and diagnostic systems. The Fund did not own either company at period-end.

  On the other hand, biopharmaceutical company GENZYME CORP. rose on industrywide strength and the likelihood of FDA approval for two new high-margin treatments. Generic drugmaker BARR LABORATORIES also moved higher, having raised its earnings guidance due to better-than-expected sales and stringent cost controls.

  While our methodology does not necessarily consider these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE HEALTHCARE SECTOR?

Despite a show of strength that appears throughout much of the sector, value remains widespread. This supports the notion that a market advance could include broad participation across the entire Healthcare sector. To that end, we observed ongoing leadership from both the biotechnology and pharmaceuticals industries, as well as improving prospects for managed healthcare as the period came to a close. We will continue to closely monitor our quantitative model for changes in the group, seeking out the individual companies positioned to capture leadership based on industry valuation and relative strength.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                  100.3%
Top 10 Equity Holdings                                                     38.6%
Number of Stocks                                                              44
Cash Equivalents                                                            0.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

Medicis Pharmaceutical
Corp. Class A                                                               4.7%
Forest Laboratories Inc. Class A                                            4.3%
Genzyme Corp.                                                               4.2%
Barr Laboratories Inc.                                                      4.0%
IDEXX Laboratories Inc.                                                     4.0%
Mylan Laboratories Inc.                                                     3.8%
Chiron Corp.                                                                3.6%
Amgen Inc.                                                                  3.5%
AdvancePCS                                                                  3.4%
Cooper Cos Inc.                                                             3.1%
Percentages are based on net assets.

--------------------------------------------------------------------------------
TOP INDUSTRIES
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Pharmaceuticals                                         31.8%
Health Care Distributors & Services                     20.7%
Biotechnology                                           19.6%
Health Care Equipment                                   17.0%
Health Care Supplies                                    11.2%

 Percentages are based on net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

                                          SIX MONTHS                            SINCE
                                            ENDED         ONE       FIVE      INCEPTION
                                           3/31/03*       YEAR      YEARS      2/24/97
------------------------------------------------------------------------------------------
ICON Healthcare Fund                       -1.16%       -12.64%     5.41%       9.44%
------------------------------------------------------------------------------------------
S&P 1500 Index                              4.50%       -24.66%    -3.29%       2.67%
------------------------------------------------------------------------------------------
S&P 1500 Healthcare Index                   5.67%       -17.53%     2.46%       7.82%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                  ICON HEALTHCARE FUND           S&P 1500 INDEX         S&P 1500 HEALTHCARE INDEX
                                                  --------------------           --------------         -------------------------
2/24/97                                                   10000                       10000                       10000
3/31/97                                                    9460                        9368                        8940
3/31/98                                                   13319                       13874                       14014
3/31/99                                                   13500                       15999                       17464
3/31/00                                                   15234                       19137                       16050
3/31/01                                                   18730                       15258                       18405
3/31/02                                                   19844                       15582                       19189
3/31/03                                                   17336                       11740                       15824

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON HEALTHCARE FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
---------------------------------------------------
COMMON STOCKS 100.3%

BIOTECHNOLOGY 19.6%
 52,400   Amgen Inc.(a)                  $3,015,620
 87,200   Biogen Inc.(a)                  2,612,512
 28,600   Biovail Corp.(a)                1,140,282
 83,800   Chiron Corp.(a)                 3,142,500
101,000   Genzyme Corp.(a)                3,681,450
 98,800   IDEXX Laboratories Inc.(a)      3,455,036
---------------------------------------------------
TOTAL BIOTECHNOLOGY                      17,047,400

HEALTH CARE DISTRIBUTORS &
SERVICES 20.7%
 58,450   Accredo Health Inc.(a)          1,422,615
104,800   AdvancePCS(a)                   2,970,032
 16,400   Cardinal Health Inc.              934,308
 43,600   eResearch Technology
          Inc.(a)                         1,170,224
 41,300   Express Scripts Inc.(a)         2,299,584
 57,700   Lincare Holdings Inc.(a)        1,770,813
 82,200   Omnicare Inc.                   2,236,662
 83,300   Owens & Minor Inc.              1,461,915
 87,400   Pharmaceutical Product
          Development Inc.(a)             2,346,777
 42,800   Renal Care Group Inc.(a)        1,334,504
---------------------------------------------------
TOTAL HEALTH CARE DISTRIBUTORS &
SERVICES                                 17,947,434
HEALTH CARE EQUIPMENT 17.0%
 48,600   Becton Dickinson & Co.          1,673,784
 35,500   Biosite Inc.(a)                 1,363,555
 52,200   Guidant Corp.                   1,889,640
 37,000   Hillenbrand Industries Inc.     1,886,260
 47,600   Invacare Corp.                  1,498,924
 69,700   Mentor Corp.                    1,192,567
 59,300   ResMed Inc.(a)                  1,896,414
 55,900   Respironics Inc.(a)             1,921,339
 21,700   Stryker Corp.                   1,489,705
---------------------------------------------------
TOTAL HEALTH CARE EQUIPMENT              14,812,188

---------------------------------------------------
SHARES OR PRINCIPAL AMOUNT             MARKET VALUE

HEALTH CARE SUPPLIES 11.2%
 12,900   Arrow International Inc.         $524,643
 89,100   Cooper Cos Inc.                 2,664,090
 68,000   Haemonetics Corp.(a)            1,485,800
 85,400   Osteotech Inc.(a)                 532,042
 37,200   PolyMedica Corp.                1,132,740
 72,600   SurModics Inc.(a)               2,244,066
 66,500   Sybron Dental Specialties
          Inc.(a)                         1,160,425
---------------------------------------------------
TOTAL HEALTH CARE SUPPLIES                9,743,806

PHARMACEUTICALS 31.8%
 65,600   aaiPharma Inc.(a)                 565,472
 37,600   Abbott Labs                     1,414,136
 60,850   Barr Laboratories Inc.(a)       3,468,450
107,000   Bristol-Myers Squibb Co.        2,260,910
 23,900   Eli Lilly & Co.                 1,365,885
 69,100   Forest Laboratories Inc.
          Class A(a)                      3,729,327
124,800   ICN Pharmaceuticals Inc.        1,111,968
 34,900   Johnson & Johnson               2,019,663
 73,600   Medicis Pharmaceutical
          Corp. Class A(a)                4,091,424
 37,400   Merck & Co.                     2,048,772
114,550   Mylan Laboratories Inc.         3,293,312
 71,200   Pfizer Inc.                     2,218,592
---------------------------------------------------
TOTAL PHARMACEUTICALS                    27,587,911
---------------------------------------------------

TOTAL INVESTMENTS 100.3%
          (COST $78,983,052)             87,138,739
---------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.3%)       (237,326)
---------------------------------------------------
NET ASSETS 100.0%                       $86,901,413
---------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

Management Overview

ICON INDUSTRIALS FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Industrials Fund fell -10.93% for the six months ended March 31, 2003. This loss compares to a 4.50% gain in the broad-based Standard & Poor's (S&P) SuperComposite 1500 Index, a 2.00% gain in the more narrowly focused NYSE Industrials Index and a -0.26% return in the S&P 1500 Industrials Index for the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

The environment for the ICON Industrials Fund was akin to being in rough seas with a broken mast. Iraqi tensions sent oil prices to their highest levels since the Gulf War, while lower demand and underutilized manufacturing capacity continued to weigh heavily on business investment. Despite these pressures, equipment spending and capital goods orders realized modest gains, although questions arose regarding their sustainability. With the broad economy shifting between stagnant and stable, areas such as industrial machinery and industrial conglomerates languished. The transportation groups, namely airlines, railroads, and trucking, felt the strain of rising fuel costs. Moreover, aerospace and defense encountered a more industry-specific set of difficulties ranging from fluctuating government spending to declining air travel.

  Against this backdrop, sector leadership failed to take hold, and few industries advanced. Those that did, such as diversified commercial services, offered a smattering of opportunities. For the most part, industries within this sector are highly dependent on a growing economy, which in turn can act as a catalyst for capital spending. Consequently, a lack of clarity on the macroeconomic level proved too daunting to overcome.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Despite the near-term negative outlook for the Industrials sector, our quantitative model identified potential leaders based on valuation and relative strength, and guided us to engineer several industry rotations during the period. The most notable change was the elimination of commercial printing, which comprised 13.1% of the Fund at the beginning of the period. Having demonstrated strong leadership through early October, the group then weakened considerably and was replaced primarily with holdings from the data processing services industry. Although this group showed improving strength coming off the market low of October 9, 2002, it went virtually unnoticed and worked against Fund performance. Aerospace and defense also failed to muster ongoing strength and was completely removed from the Fund by period-end.

  In contrast, the Fund's weighting in construction and engineering more than doubled, as residential homebuilding remained robust amid the lowest mortgage rates in four decades. Trucking, likely to benefit from an economic recovery, also rose on the basis of significant leadership that emerged toward the end of the reporting period. However, low relative exposure to industrial conglomerates worked against the Fund, as did an overweighting in electrical components and equipment and diversified commercial services. Nevertheless, valuation metrics remain attractive for these industries, and we have maintained extensive holdings given their historic responsiveness to upward movements in the market.

  Specific stocks that hampered Fund performance included global defense contractor Northrop Grumman Corp., which fell on industry weakness in addition to acquisition integration issues that resulted in the company lowering earnings forecasts. DRS Technologies, Inc., a maker of mission critical military systems, also struggled as industrywide pressures took their toll. Neither company was owned in the Fund at period-end.

  Meanwhile, ITT EDUCATIONAL SERVICES benefited from growth in postsecondary education, as working adults sharpen skills to enhance job performance or retrain for new careers. JACOBS ENGINEERING GROUP INC., a provider of technical services to industrial and commercial clients, also advanced on the strength of its relationship-based business model and recent financial results.

  While our methodology does not consider all of these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE INDUSTRIALS SECTOR?

As we've stated, the Industrials sector is highly dependent on a growing economy, which has been noticeably absent over the past several quarters. Nevertheless, our quantitative research has indicated widespread value across the entire sector and identified the potential for market leadership once a sustainable rally ensues. Given our anticipation of such a rally, we believe that leadership will emerge in the data processing services, electrical components and equipment and trucking industries, among others. Because these industries are cyclical in nature and tend to lead in the early stages of an economic recovery, we expect the Fund will remain positioned in these areas to capitalize on any potential market advance.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                   94.6%
Top 10 Equity Holdings                                                     22.4%
Number of Stocks                                                              68
Cash Equivalents                                                           11.6%
Percentages are based on net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

Graco Inc.                                                                  2.9%
Jacobs Engineering Group Inc.                                               2.5%
EMCOR Group Inc.                                                            2.4%
Hubbell Inc. Class B                                                        2.2%
ITT Educational Services Inc.                                               2.1%
American Standard
Companies Inc.                                                              2.1%
Fiserv Inc.                                                                 2.1%
Carlisle Companies Inc.                                                     2.1%
Fluor Corp.                                                                 2.0%
Simpson Manufacturing Co. Inc.                                              2.0%
Percentages are based on net assets.

ICON INDUSTRIALS FUND

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Diversified Commercial Services                   15.0%
Electrical Components & Equipment                 11.1%
Construction & Engineering                        10.3%
Industrial Machinery                               9.9%
Trucking                                           9.1%
Data Processing Services                           8.9%
Building Products                                  5.8%
Construction & Farm Machinery                      5.1%
Air Freight & Couriers                             3.6%
Marine                                             3.6%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

                                           SIX MONTHS                             SINCE
                                              ENDED         ONE       FIVE      INCEPTION
                                             3/31/03*       YEAR      YEARS      5/9/97
------------------------------------------------------------------------------------------
ICON Industrials Fund                        -10.93%      -35.72%    -8.22%      -2.79%
------------------------------------------------------------------------------------------
S&P 1500 Index                                 4.50%      -24.66%    -3.29%       2.42%
------------------------------------------------------------------------------------------
S&P 1500 Industrials Index                    -0.26%      -28.60%    -4.57%       0.45%
------------------------------------------------------------------------------------------
NYSE Industrials Index                         2.00%      -23.83%    -3.08%       2.05%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                               ICON INDUSTRIALS FUND      S&P 1500 INDEX      S&P 1500 INDUSTRIALS INDEX   NYSE INDUSTRIALS INDEX
                               ---------------------      --------------      --------------------------   ----------------------
5/9/97                                 10000                  10000                      10000                      10000
3/31/98                                12996                  13604                      12970                      13185
3/31/99                                11503                  15687                      12572                      14275
3/31/00                                11069                  18764                      14412                      15716
3/31/01                                10708                  14961                      13632                      14179
3/31/02                                13167                  15278                      14377                      14801
3/31/03                                 8464                  11511                      10266                      11273

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund's performance will no longer be compared to the NYSE Industrials Index as the S&P Sector Index better reflects the Fund's overall strategy. For your information we have included the index in this report.

Schedule of Investments
(unaudited)

ICON INDUSTRIALS FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 94.6%

AIR FREIGHT & COURIERS 3.6%
    17,200   Expeditors International of
             Washington Inc.                 $618,340
    45,700   Forward Air Corp.(a)             994,478
    23,000   UTI Worldwide Inc.               644,000
-----------------------------------------------------
TOTAL AIR FREIGHT & COURIERS                2,256,818

AIRLINES 3.0%
    34,400   JetBlue Airways Corp.(a)         953,224
    21,200   Ryanair Holdings plc(a)          879,164
-----------------------------------------------------
TOTAL AIRLINES                              1,832,388
BUILDING PRODUCTS 5.8%
    19,200   American Standard Cos
             Inc.(a)                        1,320,384
    35,000   Chicago Bridge & Iron
             Company NV                       568,400
    36,100   Simpson Manufacturing Co.
             Inc.(a)                        1,220,180
    29,800   Universal Forest Products
             Inc.                             461,900
-----------------------------------------------------
TOTAL BUILDING PRODUCTS                     3,570,864

CONSTRUCTION & ENGINEERING 10.3%
    17,500   American Woodmark Corp.          771,925
    40,200   ElkCorp.                         763,800
    31,400   EMCOR Group Inc.(a)            1,515,050
    37,500   Fluor Corp.                    1,263,000
    37,200   Jacobs Engineering Group
             Inc.(a)                        1,562,772
    49,300   The Shaw Group Inc.(a)           495,465
-----------------------------------------------------
TOTAL CONSTRUCTION & ENGINEERING            6,372,012

CONSTRUCTION & FARM MACHINERY 5.1%
    30,200   AGCO Corp.(a)                    486,220
    19,800   Caterpillar Inc.                 974,160
    15,500   Lindsay Manufacturing Co.        333,250
    12,300   Oshkosh Truck Corp.              766,290
    12,200   PACCAR Inc.                      613,294
-----------------------------------------------------
TOTAL CONSTRUCTION & FARM MACHINERY         3,173,214

DATA PROCESSING SERVICES 8.9%
    42,100   CSG Systems International
             Inc.(a)                          365,007
    41,700   DST Systems Inc.(a)            1,134,240
    88,500   eFunds Corp.(a)                  607,995
    32,000   First Data Corp.               1,184,320
    41,600   Fiserv Inc.(a)                 1,309,568
    57,200   The BISYS Group Inc.(a)          933,504
-----------------------------------------------------
TOTAL DATA PROCESSING SERVICES              5,534,634

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

DIVERSIFIED COMMERCIAL SERVICES 15.0%
    19,700   Angelica Corp.                  $335,885
    13,100   Apollo Group Inc.(a)             653,690
    16,900   Career Education Corp.(a)        826,748
    21,900   ChoicePoint Inc.(a)              742,410
    23,700   Corinthian Colleges Inc.(a)      936,150
    16,100   Education Management
             Corp.(a)                         640,297
    36,900   Equifax Inc.                     737,631
    47,400   ITT Educational Services
             Inc.(a)                        1,327,200
    63,800   Mobile Mini Inc.(a)            1,019,524
    43,700   Rollins Inc.                   1,006,411
    24,600   University of Phoenix
             Online(a)                      1,049,190
-----------------------------------------------------
TOTAL DIVERSIFIED COMMERCIAL SERVICES       9,275,136

ELECTRICAL COMPONENTS & EQUIPMENT 11.1%
    48,300   American Power Conversion
             Corp.(a)                         687,792
    30,800   Ametek Inc.                    1,016,708
    36,900   AO Smith Corp.                   988,920
    37,800   Belden Inc.                      406,350
    31,000   Brady Corp.                      876,680
    15,400   Cooper Industries Ltd.           549,934
    44,000   Hubbell Inc. Class B           1,377,200
    44,900   Paxar Corp.(a)                   514,105
    27,700   Regal-Beloit Corp.               424,087
-----------------------------------------------------
TOTAL ELECTRICAL COMPONENTS & EQUIPMENT     6,841,776

EMPLOYMENT SERVICES 2.5%
    46,200   Administaff Inc.(a)              288,750
   135,200   Labor Ready Inc.(a)              770,640
    17,100   Manpower Inc.                    510,948
-----------------------------------------------------
TOTAL EMPLOYMENT SERVICES                   1,570,338

ENVIRONMENTAL SERVICES 2.3%
    65,500   Tetra Tech Inc.(a)               926,170
    14,900   Waste Connections Inc.(a)        514,050
-----------------------------------------------------
TOTAL ENVIRONMENTAL SERVICES                1,440,220

INDUSTRIAL CONGLOMERATES 3.3%
    32,200   Carlisle Co. Inc.              1,303,778
    20,000   Teleflex Inc.                    714,000
-----------------------------------------------------
TOTAL INDUSTRIAL CONGLOMERATES              2,017,778

INDUSTRIAL MACHINERY 9.9%
    28,300   Briggs & Stratton Corp.        1,099,172
     8,700   Eaton Corp.                      608,565
    52,200   Flowserve Corp.(a)               608,130
    63,375   Graco Inc.                     1,780,837
    31,400   Harsco Corp.                     957,386
    28,000   Ingersoll-Rand Co.             1,080,520
-----------------------------------------------------
TOTAL INDUSTRIAL MACHINERY                  6,134,610

MARINE 3.6%
    33,100   Alexander & Baldwin Inc.         822,866
    47,800   CP Ships Ltd.                    610,884
    31,300   Kirby Corp.(a)                   769,980
-----------------------------------------------------
TOTAL MARINE                                2,203,730

(unaudited)

ICON INDUSTRIALS FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
OFFICE SERVICES & SUPPLIES 1.1%
    23,500   Hon Industries Inc.             $669,750
-----------------------------------------------------
TOTAL OFFICE SERVICES & SUPPLIES              669,750
TRUCKING 9.1%
    20,100   Landstar System Inc.(a)        1,155,750
    33,200   Roadway Corp.                  1,112,864
    74,400   Swift Transportation Co.
             Inc.(a)                        1,190,400
    43,600   USFreightways Corp.            1,103,516
    55,700   Werner Enterprises Inc.        1,072,782
-----------------------------------------------------
TOTAL TRUCKING                              5,635,312
-----------------------------------------------------
TOTAL COMMON STOCKS
             (COST $58,597,492)            58,528,580

SHORT-TERM INVESTMENTS 11.6%

U.S. GOVERNMENT AGENCIES 8.6%
$5,295,000   FHLB Discount Note, 1.010%,
             4-1-03                         5,295,000
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES              5,295,000

U.S. GOVERNMENT OBLIGATIONS 0.6%
   379,745   U.S. Treasury Bill, 1.170%,
             4-24-03                          379,745
-----------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS             379,745

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

VARIABLE RATE DEMAND NOTES 2.4%
$1,484,685   American Family Demand
             Note, 0.951%(#)               $1,484,685
-----------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTES            1,484,685
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
             (COST $7,159,430)              7,159,430
-----------------------------------------------------

TOTAL INVESTMENTS 106.2%
             (COST $65,756,922)            65,688,010
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (6.2%)       (3,821,184)
-----------------------------------------------------
NET ASSETS 100.0%                         $61,866,826
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2003.

Management Overview

ICON INFORMATION TECHNOLOGY FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Information Technology Fund depreciated -9.53% for the six-month period ended March 31, 2003. This compares to a 4.50% return for the Standard & Poor's (S&P) SuperComposite 1500 Index, the Fund's primary benchmark, a 20.85% gain for the S&P 1500 Information Technology Index, the Fund's sector-specific benchmark, and a 14.73% return for the NASDAQ Composite Index.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Needless to say, this was an incredibly painful period for the ICON Information Technology Fund. While the sector was decidedly undervalued, a key characteristic of our investment system, many of its constituent industries lacked the six-month relative strength measures our quantitative model requires before we actually invest. For that reason, the Fund did not benefit from the initial runup that occurred in October and November 2002, as it was led by deeply discounted, lower-quality issues, companies we steadfastly avoid. Although driven by the semiconductor industry, whose upward movements are often considered a precursor to a cyclical recovery, it was most likely a relief rally and highly speculative in nature.

  Despite this surge, we had determined that the sector remained vastly undervalued. However, between mid-December 2002 and January 2003, we began to detect the emergence of relative strength in semiconductors, semiconductor equipment and Internet software and services and subsequently began to tilt the portfolio toward these industries. In light of increasingly favorable conditions, the Fund made up considerable ground during the final months of the period, suggesting that the adjustments had a positive effect. A mid-March 2003 rally, this time including the higher-quality companies we prefer, also contributed to the rebound.

  Lastly, it is worth mentioning that the Fund's significant underperformance during this relatively brief period in no way dissuades our confidence in the validity of our valuation-driven quantitative process. We have endured times of underperformance in the past and during these rough patches have maintained a strict adherence to our systematic approach. Now, more than ever, we have found it to be the most prudent course of action.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Sometimes, as occurred last fall, we miss a swift and sudden rally within in an industry. Such was the case with the dramatic surge in semiconductor stocks during October and November 2002. However, we were willing to pass on the short-term speculative gains of distressed companies in order to pursue higher risk-adjusted performance in accordance with our long-term discipline. A more telling reason for the Fund's underperformance had to do with our gradual accumulation of holdings in the semiconductor, semiconductor equipment and Internet software and services industries. Prices continued to decline as we built these positions in December 2002 and January 2003, and the negative impact on the initial purchases worked against us.

  Several individual Fund holdings had a sizable impact on performance. Entertainment software companies Activision Inc., THQ Inc. and TAKE-TWO INTERACTIVE SOFTWARE INC. detracted from performance, declining -39.62%, -37.22% and -23.14% during the period, respectively. While these stocks had been on a strong run coming into the fiscal half-year, they weakened considerably on reports of lackluster holiday sales and cutbacks in consumer discretionary spending. We decided to sell Activision and THQ during the period.

  Meanwhile, positive contributors to the Fund included International Business Machines Corp., (IBM), which advanced on higher revenues and improved operating efficiency through workforce reductions and divestments. Although IBM helped the Fund, we opted to sell the company as value began to dwindle during the period. Online travel planner EXPEDIA INC. also gained, as sales more than doubled resulting in positive net income. Elsewhere, chipmaker OMNIVISION TECHNOLOGIES INC. rallied on the strength of two consecutive quarters of better-than-expected earnings. While our methodology does not necessarily consider these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE INFORMATION TECHNOLOGY SECTOR?

Depressed valuations and the emergence of clear, sustainable leadership indicate that the Information Technology sector could benefit from a broad move toward intrinsic value. The Fund has been positioned to capitalize on what we anticipate will be a sharp snapback, and although the entire sector should participate, we currently believe that the semiconductors, semiconductor equipment and Internet software and services industries will set the stage. While we cannot predict when this rally will occur, we are confident that our quantitative investment methodology will direct us to the most attractive industries.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                   99.9%
Top 10 Equity Holdings                                                     34.4%
Number of Stocks                                                              48
Cash Equivalents                                                            0.9%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

Cabot Microelectronics Corp.                                                4.6%
Maxim Integrated Products Inc.                                              3.9%
UTStarcom Inc.                                                              3.6%
Zoran Corp.                                                                 3.5%
Applied Materials Inc.                                                      3.4%
QLogic Corp.                                                                3.3%
KLA-Tencor Corp.                                                            3.2%
Teradyne Inc.                                                               3.1%
International Rectifier Corp.                                               2.9%
United Online Inc.                                                          2.9%
Percentages are based upon net assets.

ICON INFORMATION TECHNOLOGY FUND

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Semiconductors                                    29.1%
Semiconductor Equipment                           16.6%
Internet Software & Services                      15.6%
Telecommunications Equipment                       8.0%
Networking Equipment                               7.3%
Computer Storage & Peripherals                     5.3%
IT Consulting & Services                           4.8%
Application Software                               3.5%
Systems Software                                   3.4%
Computer Hardware                                  3.3%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

                                        SIX MONTHS                           SINCE
                                          ENDED         ONE      FIVE      INCEPTION
                                         3/31/03*      YEAR      YEARS      2/19/97
--------------------------------------------------------------------------------------
ICON Information Technology Fund          -9.53%      -47.58%    6.20%       7.51%
--------------------------------------------------------------------------------------
S&P 1500 Index                             4.50%      -24.66%   -3.29%       2.60%
--------------------------------------------------------------------------------------
NASDAQ Composite Index                    14.73%      -27.00%   -5.79%       0.05%
--------------------------------------------------------------------------------------
S&P 1500 Information Technology Index     20.85%      -33.86%   -5.57%       0.32%
--------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                          ICON INFORMATION TECHNOLOGY FUND      S&P 1500 INDEX      NASDAQ COMPOSITE INDEX
                                          --------------------------------      --------------      ----------------------
2/18/97                                                 10000                       10000                    10000
3/31/97                                                  9210                        9334                     8949
3/31/98                                                 11524                       13824                    13511
3/31/99                                                 15489                       15941                    18185
3/31/00                                                 36187                       19068                    33868
3/31/01                                                 28145                       15203                    13657
3/31/02                                                 26699                       15525                    13738
3/31/03                                                 15569                       11697                    10029

                                          S&P 1500 INFORMATION TECHNOLOGY
                                                       INDEX
                                          -------------------------------
2/18/97                                                10000
3/31/97                                                 9036
3/31/98                                                13581
3/31/99                                                21379
3/31/00                                                38844
3/31/01                                                16075
3/31/02                                                15416
3/31/03                                                10196

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON INFORMATION TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 99.9%

APPLICATION SOFTWARE 3.5%
 198,000   Jack Henry & Associates Inc.    $2,096,820
  55,500   Kronos Inc.(a)                   1,945,275
  85,000   Take-Two Interactive
           Software Inc.(a)                 1,899,750
-----------------------------------------------------
TOTAL APPLICATION SOFTWARE                  5,941,845

COMPUTER HARDWARE 3.3%
 176,100   Hewlett-Packard Co.              2,738,355
 238,900   Neoware Systems Inc.(a)          2,988,639
-----------------------------------------------------
TOTAL COMPUTER HARDWARE                     5,726,994
COMPUTER STORAGE & PERIPHERALS 5.3%
  46,000   Lexmark International Inc.
           Class A(a)                       3,079,700
 290,800   Overland Storage Inc.(a)         4,178,796
 211,000   Western Digital Corp.(a)         1,911,660
-----------------------------------------------------
TOTAL COMPUTER STORAGE & PERIPHERALS        9,170,156
ELECTRONIC EQUIPMENT & INSTRUMENTS 3.0%
 130,000   Avnet Inc.(a)                    1,362,400
  72,100   Benchmark Electronics
           Inc.(a)                          2,042,593
 175,000   Vishay Intertechnology
           Inc.(a)                          1,781,500
-----------------------------------------------------
TOTAL ELECTRONIC EQUIPMENT &                5,186,493
INSTRUMENTS

INTERNET SOFTWARE & SERVICES 15.6%
  95,800   Expedia Inc.(a)                  4,949,028
  80,300   Hotels.com(a)                    4,631,302
 198,100   Internet Security Systems
           Inc.(a)                          1,967,133
 160,000   Open Text Corp.(a)               4,452,800
 291,500   United Online Inc.(a)            5,025,460
 466,400   Verisign Inc.(a)                 4,076,336
 167,400   WebEx Communications Inc.(a)     1,730,916
-----------------------------------------------------
TOTAL INTERNET SOFTWARE & SERVICES         26,832,975

IT CONSULTING & SERVICES 4.8%
  53,700   Affiliated Computer Services
           Inc.(a)                          2,376,762
  97,600   Electronic Data Systems
           Corp.                            1,717,760
 191,400   Sunguard Data Systems
           Inc.(a)                          4,076,820
-----------------------------------------------------
TOTAL IT CONSULTING & SERVICES              8,171,342
NETWORKING EQUIPMENT 7.3%
  49,300   Black Box Corp.                  1,460,759
 334,500   Cisco Systems Inc.(a)            4,341,810
 162,400   j2 Global Communications
           Inc.(a)                          4,626,776
 105,500   SafeNet Inc.(a)                  2,157,475
-----------------------------------------------------
TOTAL NETWORKING EQUIPMENT                 12,586,820
SEMICONDUCTOR EQUIPMENT 16.6%
 463,600   Applied Materials Inc.(a)        5,832,088
 190,200   Cabot Microelectronics
           Corp.(a)                         7,963,674
 152,800   KLA-Tencor Corp.(a)              5,491,938
 355,300   Lam Research Corp.(a)            4,046,512
 453,800   Teradyne Inc.(a)                 5,282,232
-----------------------------------------------------
TOTAL SEMICONDUCTOR EQUIPMENT              28,616,444

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

SEMICONDUCTORS 29.1%
 100,200   Artisan Components Inc.(a)      $1,619,332
 225,000   Intel Corp.                      3,663,000
 256,400   International Rectifier
           Corp.(a)                         5,043,388
 186,400   Maxim Integrated Products
           Inc.                             6,732,768
 184,200   Microchip Technology Inc.        3,665,580
 354,100   NVIDIA Corp.(a)                  4,550,185
 213,900   OmniVision Technologies
           Inc.(a)                          4,432,008
 152,800   QLogic Corp.(a)                  5,674,992
 155,000   Silicon Laboratories Inc.(a)     4,053,250
 197,700   Xilinx Inc.(a)                   4,628,157
 466,000   Zoran Corp.(a)                   6,016,060
-----------------------------------------------------
TOTAL SEMICONDUCTORS                       50,078,720

SYSTEMS SOFTWARE 3.4%
 105,000   Computer Associates
           International Inc.               1,434,300
 185,400   Digital River Inc.(a)            2,538,126
 133,000   Network Associates Inc.(a)       1,836,730
-----------------------------------------------------
TOTAL SYSTEMS SOFTWARE                      5,809,156

TELECOMMUNICATIONS EQUIPMENT 8.0%
 154,600   Inter-Tel Inc.                   2,320,546
 194,500   Nokia Oyj                        2,724,945
  69,900   QUALCOMM Inc.                    2,520,594
 310,000   UTStarcom Inc.(a)                6,196,900
-----------------------------------------------------
TOTAL TELECOMMUNICATIONS EQUIPMENT         13,762,985
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $188,978,342)            171,883,930

SHORT-TERM INVESTMENTS 0.9%

U.S. GOVERNMENT OBLIGATIONS 0.4%
$584,608   U.S. Treasury Bill, 1.170%,
           4-24-03                           $584,608
 199,825   U.S. Treasury Bill, 1.400%,
           5-01-03                            199,825
-----------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS             784,433

VARIABLE RATE DEMAND NOTES 0.5%
 809,945   American Family Demand Note,
           0.951%(#)                          809,945
-----------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTES              809,945
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
           (COST $1,594,378)                1,594,378
-----------------------------------------------------

TOTAL INVESTMENTS 100.8%
           (COST $190,572,720)            173,478,308
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.8%)       (1,368,715)
-----------------------------------------------------
NET ASSETS 100.0%                        $172,109,593
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2003.

Management Overview

ICON LEISURE AND CONSUMER STAPLES FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Leisure and Consumer Staples Fund declined -7.14% for the six-month period ended March 31, 2003, trailing the 4.50% advance of its broad-based benchmark, the Standard & Poor's (S&P) SuperComposite 1500 Index. At the same time, the more narrowly focused S&P 1500 Consumer Discretionary Index eked out a modest 0.04% gain, while the S&P 1500 Consumer Staples Index lost -5.24%. Although neither index is an ideal comparison individually, together they provide a suitable reference for the Fund's overall performance.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Fear and pessimism continued to dominate as the perception of economic stagnation widened the gap between stock prices and intrinsic values. Amid mounting war concerns, investors focused on the negative, all but ignoring subdued, yet clear improvements in both the economy and corporate earnings. Even with the easing of war-related uncertainty, questions arose as to whether recent softness, particularly in consumer spending, was a function of geopolitical events or something more fundamental in scope. Against this backdrop, resistance was severe, save for a fourth-quarter 2002 relief rally and a more encouraging surge in mid-March 2003.

  Not unlike the broader market, the component sectors within the Fund varied considerably during the period. Consumer Staples, whose defensive posture benefited the group in the early stages of the downturn, backpedaled on speculation that the theme had run its course. This was borne out by tobacco issues, as weakening fundamentals and ongoing litigation risk sent the S&P 1500 Tobacco Index lower by -18.46%. The S&P 1500 Food Retail Index also traded lower, dropping -10.27% on lackluster sales growth and diminished pricing power.

  In contrast, Leisure industries demonstrated considerable strength as evidenced by the 15.78% jump in the S&P 1500 Broadcasting & Cable TV Index and an 11.61% rise in the S&P 1500 Leisure Products Index. Consolidation and shareholder value proved stabilizing forces for the broadcasting & cable TV industry, whereas leisure products received a boost from depressed valuations and the strong housing market.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Because our quantitative model detected widespread pricing discrepancies within the sector, the Fund was positioned early in the period for a fundamentally driven, quality-led rally. However, the rally that emerged in fall 2002 ran counter to this strategy as it was driven by lower-quality, high-debt companies which do not meet our investment criteria. Although the Fund did not participate in this initial surge, it did benefit from a second, much broader rally in mid-March 2003 that included the well-managed, well-capitalized businesses we favor. During this bounce, stocks moved closer to our estimates of fair value, but not to the extent that would compensate for missing the earlier advance.

  Despite the start-and-stop nature of what we believe will be a sustainable rally, the Fund was increasingly titled toward cyclical industries that tend to lead in an economic recovery. Based on relative strength metrics and projected earnings-per-share growth, broadcasting & cable TV was increased to 29.8% of the Fund at period-end from 10.3% at the beginning of the six months. Hotels, resorts and cruise lines were also increased, jumping from 1.3% at the beginning of the period to 14.9% at the close. Meanwhile, packaged foods & meats, distillers & vintners and food retail were all removed from the portfolio.

  Turning to individual holdings, Fund performance was hampered by children's programmer and licensor 4Kids Entertainment, Inc., which tumbled on reports of lackluster holiday sales. Children's publisher Scholastic Corp. experienced similar pressures in addition to rising budgetary constraints in the educational market. Likewise, Readers Digest Association Inc. suffered an earnings setback due to a sharp decline in overseas profits. The Fund did not own any of these companies at period-end.

  In terms of contributors, cable system operator COMCAST CORP. gained on strong quarterly results and upbeat cash flow guidance. The outlook was also positive at leading casual dining chain APPLEBEE'S INTERNATIONAL INC., which forecast double-digit earnings-per-share growth over the next several years. Elsewhere, nutritional supplement purveyor NBTY, INC. rose on strong sales and earnings growth.

  While our methodology does not consider all of these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE LEISURE AND CONSUMER STAPLES SECTOR?

Prospects for an improving U.S. economy and an easing of uncertainty should bode well for the Leisure and Consumer Staples sector. In anticipation of an eventual recovery, a return to financial fundamentals could trigger a meaningful rally. With our proprietary relative strength measures pointing to a rebound in earnings-per-share growth, we believe current valuations support the Fund's positioning within the sector.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                  101.5%
Top 10 Equity Holdings                                                     43.8%
Number of Stocks                                                              32
Cash Equivalents                                                            0.2%
Percentages are based on net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

Comcast Corp. Special Class A                                               5.7%
NBTY Inc.                                                                   5.0%
The Walt Disney Co.                                                         4.8%
EchoStar Communications Corp.                                               4.7%
Clear Channel Communications Inc.                                           4.6%
Expedia Inc.                                                                4.0%
Mattel Inc.                                                                 3.9%
Emmis Communications Corp. Class A                                          3.8%
Marriott International Inc.                                                 3.7%
Applebee's International Inc.                                               3.6%
Percentages are based on net assets.

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Broadcasting & Cable TV                                            29.8%
Leisure Products                                                   17.0%
Hotels, Resorts & Cruise Lines                                     14.9%
Publishing                                                          8.6%
Movies & Entertainment                                              7.4%
Restaurants                                                         6.6%
Casinos & Gaming                                                    5.4%
Personal Products                                                   5.0%
Internet Software & Services                                        4.0%
Consumer Electronics                                                2.8%

Percentages are based on net assets.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

                                               SIX MONTHS                           SINCE
                                                 ENDED         ONE      FIVE      INCEPTION
                                                3/31/03*      YEAR      YEARS      5/9/97
------------------------------------------------------------------------------------------
ICON Leisure and Consumer Staples Fund         -7.14%        -23.47%    4.91%       8.44%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  4.50%        -24.66%   -3.29%       2.42%
------------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index           0.04%        -26.00%   -3.57%       3.05%
------------------------------------------------------------------------------------------
S&P 1500 Consumer Staples Index                -5.24%        -17.62%   -2.21%       2.49%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                              ICON LEISURE AND CONSUMER                           S&P 1500 CONSUMER     S&P 1500 CONSUMER STAPLES
                                    STAPLES FUND             S&P 1500 INDEX      DISCRETIONARY INDEX              INDEX
                              -------------------------      --------------      -------------------    -------------------------
5/9/97                                  10000                    10000                  10000                     10000
3/31/98                                 12687                    13606                  14320                     12925
3/31/99                                 14414                    15689                  17659                     13631
3/31/00                                 12646                    18768                  19006                     12188
3/31/01                                 15041                    14963                  15034                     12860
3/31/02                                 21073                    15281                  16136                     14032
3/31/03                                 16127                    11513                  11940                     11559

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON LEISURE AND CONSUMER STAPLES FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 101.5%

BROADCASTING & CABLE TV 29.8%
  92,900   Clear Channel Communications
           Inc.(a)                         $3,151,168
 141,900   Comcast Corp. Special Class
           A(a)                             3,900,831
  61,700   Cox Communications Inc.(a)       1,919,487
 112,100   EchoStar Communications
           Corp.(a)                         3,237,448
 153,800   Emmis Communications Class
           A(a)                             2,596,144
  86,000   Fox Entertainment Group
           Inc.(a)                          2,293,620
 177,700   Mediacom Communications
           Corp.(a)                         1,563,760
  59,200   Westwood One Inc.(a)             1,849,408
-----------------------------------------------------
TOTAL BROADCASTING & CABLE TV              20,511,866

CASINOS & GAMING 5.4%
  54,300   GTECH Holdings Corp.(a)          1,773,438
  54,000   Harrahs Entertainment Inc.(a)    1,927,800
-----------------------------------------------------
TOTAL CASINOS & GAMING                      3,701,238
CONSUMER ELECTRONICS 2.8%
  33,200   Harman International
           Industries Inc.                  1,944,524
-----------------------------------------------------
TOTAL CONSUMER ELECTRONICS                  1,944,524

HOTELS, RESORTS & CRUISE LINES 14.9%
 208,210   Hilton Hotels Corp.              2,417,318
  80,200   Marriott International Inc.      2,551,162
  48,300   MGM MIRAGE(a)                    1,412,775
 107,800   Royal Caribbean Cruises Ltd.     1,620,234
  95,100   Starwood Hotels & Resorts
           Worldwide Inc.                   2,262,429
-----------------------------------------------------
TOTAL HOTELS, RESORTS & CRUISE LINES       10,263,918
INTERNET SOFTWARE & SERVICES 4.0%
  53,800   Expedia Inc.(a)                  2,779,308
-----------------------------------------------------
TOTAL INTERNET SOFTWARE & SERVICES          2,779,308

LEISURE PRODUCTS 17.0%
  90,500   Brunswick Corp.                  1,719,500
 178,500   Callaway Golf Co.                2,120,580
 155,800   JAKKS Pacific Inc.(a)            1,614,088
  65,200   Leapfrog Enterprises Inc.(a)     1,554,368
 120,000   Mattel Inc.                      2,700,000
  67,300   SCP Pool Corp.(a)                1,999,483
-----------------------------------------------------
TOTAL LEISURE PRODUCTS                     11,708,019

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

MOVIES & ENTERTAINMENT 7.4%
  68,200   The News Corp. Ltd.             $1,766,380
 193,600   The Walt Disney Co.              3,295,072
-----------------------------------------------------
TOTAL MOVIES & ENTERTAINMENT                5,061,452

PERSONAL PRODUCTS 5.0%
 179,800   NBTY Inc.(a)                     3,409,008
-----------------------------------------------------
TOTAL PERSONAL PRODUCTS                     3,409,008

PUBLISHING 8.6%
  46,200   Dow Jones & Co. Inc.             1,637,328
  65,000   Information Holdings Inc.(a)     1,046,500
  22,200   Knight-Ridder Inc.               1,298,700
  40,000   Media General Inc. Class A       1,969,600
-----------------------------------------------------
TOTAL PUBLISHING                            5,952,128

RESTAURANTS 6.6%
  88,300   Applebee's International Inc.    2,475,932
 100,100   Ruby Tuesday Inc.                2,042,040
-----------------------------------------------------
TOTAL RESTAURANTS                           4,517,972
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $69,419,471)              69,849,433

SHORT-TERM INVESTMENTS 0.2%
$136,206   American Family Demand Note,
           0.951%(#)                         $136,206
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
           (COST $136,206)                    136,206
-----------------------------------------------------

TOTAL INVESTMENTS 101.7%
           (COST $69,555,677)              69,985,639
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (1.7%)       (1,147,378)
-----------------------------------------------------
NET ASSETS 100.0%                         $68,838,261
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2003.

Management Overview

ICON MATERIALS FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Materials Fund lost ground during the six-month period ended March 31, 2003, declining -5.63%. This compares to a 4.50% gain for the Standard & Poor's (S&P) SuperComposite 1500 Index, the Fund's primary benchmark, and a 2.48% advance for its sector-specific benchmark, the S&P 1500 Materials Index.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A sputtering economic recovery meant decidedly mixed results for the Materials sector. Pressured by war fears, rising oil prices, soft business spending and industrial overcapacity, some industries weathered the storm while others fell further behind. On one hand, paper packaging benefited from better-than-expected demand and low inventory levels. Steel, however, pulled back as commercial construction slowed considerably. Meanwhile, commodity chemicals finished strong, bolstered by declining raw material costs late in the period.

  Despite the variation of performance within the sector, perhaps no industry was more indicative of its dramatic swings than gold. From September 30, 2002 to February 4, 2002, a period characterized by mounting concerns about Iraq and stock market losses, the gold spot rate rose 17.83%. In contrast, between February 4 and March 31, 2003, gold fell -11.49% as war uncertainties were removed and equities rebounded. All told, these moves equated to a 29.32% price swing and validated our decision to avoid gold stocks during the period, instead seeking more compelling value elsewhere in the sector.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Rather than retreat to the safety of defensive investments, we relied on our quantitative model to capture significant value that was present throughout much of the sector. For that reason, the Fund was fully invested during the period and, with the exception of gold, allocated across a broad range of industries. Much of the Fund's relative underperformance was attributed to its sizeable exposure to the steel industry, which declined -21.08% over the six-month period as represented by the S&P 1500 Steel Index.

  Aluminum and paper products, each absent from the Fund at the start of the period, grew to 9.5% and 8.2% weightings, respectively, by period-end. Both were added on the basis of valuation and strong performance compared to the broader market. Such was not the case for construction materials, which was reduced from 13.4% at the start of the Fund's fiscal year to 5.1% at period-end as its relative strength measures displayed signs of erosion.

  Specific stocks that held back Fund performance included leading platinum producer Stillwater Mining Company, which fell on credit concerns raised when the company cut its 2003 production targets. Iron ore supplier CLEVELAND-CLIFFS INC. also struggled, citing a challenging business environment and widening losses from continuing operations. Likewise, steel producer Worthington Industries was penalized when it reported a shortfall in earnings per share. We decided to sell Stillwater and Worthington during the period.

  On a more positive note, coal producers MASSEY ENERGY COMPANY and CONSOL ENERGY benefited from rising raw material prices, while chemical producer MILLENNIUM CHEMICALS INC. advanced on projected growth in its high-margin titanium pigment business.

  While our methodology does not consider all of these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE MATERIALS SECTOR?

Based on our calculation of intrinsic values and relative strength, we believe there is considerable upside potential in the Materials sector. As the market anticipates an eventual economic recovery, we expect the group to be among the first to lead the way out of the downturn. Lower energy prices and rising inventories should also continue to bode well for the sector. With the removal of war-related uncertainty, we are confident that a return to fundamentals will unleash a move toward fair value. To that end, we believe the Fund is currently well positioned and poised to participate.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                  100.9%
Top 10 Equity Holdings                                                     43.3%
Number of Stocks                                                              33
Cash Equivalents                                                            0.4%
Percentages are based on net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

Alcan Inc.                                                                  5.1%
Lyondell Chemical Co.                                                       5.0%
Methanex Corp.                                                              4.7%
Alcoa Inc.                                                                  4.5%
Freeport-McMoRan Copper & Gold Inc.                                         4.3%
Albemarle Corp.                                                             4.2%
Louisiana-Pacific Corp.                                                     4.1%
Cytec Industries Inc.                                                       4.0%
Airgas Inc.                                                                 3.9%
Monsanto Co.                                                                3.5%
Percentages are based on net assets.

ICON MATERIALS FUND

--------------------------------------------------------------------------------
TOP 10 INDUSTRIES
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Specialty Chemicals                                14.1%
Commodity Chemicals                                12.8%
Diversified Metals & Mining                        11.5%
Aluminum                                            9.5%
Paper Products                                      8.2%
Paper Packaging                                     8.0%
Forest Products                                     7.5%
Fertilizers & Agricultural Chemicals                6.0%
Construction Materials                              5.1%
Steel                                               5.0%

Percentages are based on net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

                                             SIX MONTHS                           SINCE
                                               ENDED         ONE      FIVE      INCEPTION
                                              3/31/03*      YEAR      YEARS      5/5/97
------------------------------------------------------------------------------------------
ICON Materials Fund                            -5.63%      -29.38%   -8.05%      -9.14%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  4.50%      -24.66%   -3.29%       2.31%
------------------------------------------------------------------------------------------
S&P 1500 Materials Index                        2.48%      -22.78%   -4.03%      -0.99%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                   ICON MATERIALS FUND           S&P 1500 INDEX         S&P 1500 MATERIALS INDEX
                                                   -------------------           --------------         ------------------------
5/5/97                                                  10000.00                    10000.00                    10000.00
3/31/98                                                  8632.00                    13528.00                    11582.00
3/31/99                                                  6571.00                    15599.00                     9728.00
3/31/00                                                  7352.00                    18660.00                    10523.00
3/31/01                                                  6063.00                    14877.00                    10046.00
3/31/02                                                  8036.00                    15193.00                    12210.00
3/31/03                                                  5675.00                    11447.00                     9429.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON MATERIALS FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 100.9%

ALUMINUM 9.5%
  75,700   Alcan Inc.                      $2,112,030
  95,700   Alcoa Inc.                       1,854,666
-----------------------------------------------------
TOTAL ALUMINUM                              3,966,696

COMMODITY CHEMICALS 12.8%
 150,300   Lyondell Chemical Co.            2,096,685
 210,700   Methanex Corp.                   1,959,510
 106,000   Millennium Chemicals Inc.        1,238,080
-----------------------------------------------------
TOTAL COMMODITY CHEMICALS                   5,294,275

CONSTRUCTION MATERIALS 5.1%
  33,250   Florida Rock Industries Inc.     1,125,513
  32,300   Vulcan Materials Co.               976,429
-----------------------------------------------------
TOTAL CONSTRUCTION MATERIALS                2,101,942

DIVERSIFIED CHEMICALS 4.3%
  46,500   Cabot Corp.                      1,109,490
  17,100   E I du Pont de Nemours & Co.       664,506
-----------------------------------------------------
TOTAL DIVERSIFIED CHEMICALS                 1,773,996

DIVERSIFIED METALS & MINING 11.5%
  66,900   Anglo American plc                 956,670
  61,200   CONSOL Energy Inc.               1,011,636
 103,900   Freeport-McMoRan Copper &
           Gold Inc.(a)                     1,771,495
 109,300   Massey Energy Co.                1,027,420
-----------------------------------------------------
TOTAL DIVERSIFIED METALS & MINING           4,767,221
ELECTRICAL COMPONENTS & EQUIPMENT 2.3%
  30,700   Hubbell Inc. Class B               960,910
-----------------------------------------------------
TOTAL ELECTRICAL COMPONENTS & EQUIPMENT       960,910

FERTILIZERS & AGRICULTURAL
CHEMICALS 6.0%
  88,800   Monsanto Co.                     1,456,320
  19,700   The Scotts Co. Class A(a)        1,020,460
-----------------------------------------------------
TOTAL FERTILIZERS & AGRICULTURAL            2,476,780
CHEMICALS

FOREST PRODUCTS 7.5%
 213,900   Louisiana-Pacific Corp.(a)       1,696,227
  32,100   Rayonier Inc.                    1,414,326
-----------------------------------------------------
TOTAL FOREST PRODUCTS                       3,110,553

INDUSTRIAL GASES 3.9%
  87,100   Airgas Inc.(a)                   1,612,221
-----------------------------------------------------
TOTAL INDUSTRIAL GASES                      1,612,221

METAL & GLASS CONTAINERS 2.7%
 201,000   Crown Holdings Inc.(a)           1,129,620
-----------------------------------------------------
TOTAL METAL & GLASS CONTAINERS              1,129,620

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

PAPER PACKAGING 8.0%
  28,200   Chesapeake Corp.                  $476,298
  99,200   Longview Fibre Co.(a)              659,680
  32,200   Sealed Air Corp.(a)              1,292,186
  42,800   Sonoco Products Co.                895,804
-----------------------------------------------------
TOTAL PAPER PACKAGING                       3,323,968

PAPER PRODUCTS 8.2%
  73,300   Georgia-Pacific Corp.            1,018,870
  55,200   MeadWestvaco Corp.               1,257,456
 111,300   Wausau-Mosinee Paper Corp.       1,135,260
-----------------------------------------------------
TOTAL PAPER PRODUCTS                        3,411,586

SPECIALTY CHEMICALS 14.1%
  71,400   Albemarle Corp.                  1,738,590
  60,300   Cytec Industries Inc.(a)         1,679,355
  67,900   MacDermid Inc.                   1,388,555
  51,200   Quaker Chemical Corp.            1,044,480
-----------------------------------------------------
TOTAL SPECIALTY CHEMICALS                   5,850,980

STEEL 5.0%
  58,300   Cleveland-Cliffs Inc.(a)         1,087,295
  26,500   Nucor Corp.                      1,011,505
-----------------------------------------------------
TOTAL STEEL                                 2,098,800
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $42,711,992)              41,879,548

SHORT-TERM INVESTMENTS 0.4%
$182,572   American Family Demand Note,
           0.951%(#)                          182,572
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
           (COST $182,572)                    182,572
-----------------------------------------------------

TOTAL INVESTMENTS 101.3%
           (COST $42,894,564)              42,062,120
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (1.3%)         (541,129)
-----------------------------------------------------
NET ASSETS 100.0%                         $41,520,991
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2003.

Management Overview

ICON TELECOMMUNICATION AND UTILITIES FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Telecommunication and Utilities Fund declined -2.70% for the six-month period ended March 31, 2003, trailing its primary benchmark, the Standard & Poor's (S&P) SuperComposite 1500 Index, which returned 4.50%. For the period, the Fund also underperformed its narrower benchmarks, the S&P 1500 Telecommunications Services Index and the S&P 1500 Utilities Index, which appreciated 17.61% and 1.60%, respectively.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Although the Telecommunication and Utilities sector rose sharply off the market low of October 9, 2002, investor interest was focused on deeply discounted, lower-quality issues with high debt loads and declining or negative near-term profit margins. Among the broader areas of the sector, wireline companies struggled with the sluggish economy, intense competition, slow long distance approvals and pension fund shortfalls.

  Cellular carriers faced similar challenges as aggressive pricing and higher marketing costs hurt profitability. Data operations were also under pressure amid continued softness in business spending and limited domestic demand for wireless services. Meanwhile, utilities showed little improvement as industrial overcapacity and shrinking municipal budgets pressured returns.

  Much of the focus during the period, however, was on a widely anticipated decision by the Federal Communications Commission (FCC) to enact sweeping deregulation within the telecommunications industry. Large-capitalization, mature Baby Bells, which stood to benefit from regulatory easing, rallied in anticipation of its passage, though not to the same degree as had lower-quality telecom stocks. Nevertheless, when the FCC announced its long-awaited ruling in mid-February, it unexpectedly reversed course and defeated the measure. The surprise move was a major blow to the Baby Bells, resulting in sudden and severe selling pressure before the group stabilized in early- to mid-March.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

While there were significant individual gains within the Telecommunication and Utilities sector, performance leadership was confined to low-quality, low-priced stocks. Because investing in these speculative issues is inconsistent with our methodology of targeting companies with strong balance sheets, steady earnings-per-share growth, and efficient utilization of capital, the Fund's performance lagged.

  Leadership in the telecommunications arena centered on the integrated telecommunication services industry, which on average comprised a 25.3% weighting in the Fund during the six-month period. Although the industry, as represented by the S&P 1500 Integrated Telecommunication Services Index, rose 13.47% during the period, the market's embrace of distressed companies and the sharp decline in the higher-quality Baby Bells prevented us from participating in those gains.

  In the Utilities group, the situation was much the same, and we avoided the questionable stocks that drove Index performance. Sector leadership revolved around the multi-utilities industry, the most beaten down of the group, as the market breathed a sigh of relief in the aftermath of the Enron corporate collapse.

  To illustrate our sense of frustration over these developments, the Fund's holdings in integrated power company Duke Energy fell dramatically despite demonstrating significantly lower financial risk and stronger profit margins than the multi-utilities industry at large. Elsewhere, multinational energy firm American Electric Power retreated when the company announced plans to cut its dividend, while California-based American States Water reported worse-than-expected financial results, citing stagnant sales growth and delays in implementing rate increases. The Fund did not own any of these companies at period-end.

  In contrast, regional communications provider CENTURYTEL INC. participated in the integrated telecommunication services rally, while diversified energy services conglomerate QUESTAR CORP. did the same as part of the multi-utilities rebound.

WHAT IS THE INVESTMENT OUTLOOK FOR THE TELECOMMUNICATION AND UTILITIES SECTOR?

According to our research, the Telecommunication and Utilities sector remains undervalued, as fear and pessimism have kept prices at depressed levels for an extended period. While we would expect the sector to participate in an upward march toward fair value, we do not foresee it emerging as a market leader. Our quantitative model suggests that market leadership will come from more cyclical sectors, or those whose fortunes are highly sensitive to movements in the economy. Therefore, we have added telecom equipment companies, which should benefit from an economic upturn. Because the Telecommunication and Utilities sector is widely considered to be a defensive play, it is highly unlikely that it would keep pace as the economy stabilizes and eventually recovers.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                  100.2%
Top 10 Equity Holdings                                                     53.1%
Number of Stocks                                                              30
Cash Equivalents                                                            0.3%
Percentages are based upon net assets.


TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

CenturyTel Inc.                                                             7.6%
Sempra Energy                                                               6.8%
Kinder Morgan Inc.                                                          5.9%
Verizon Communications Inc.                                                 5.3%
BellSouth Corp.                                                             5.2%
SBC Communications Inc.                                                     5.1%
Public Services Enterprise
Group Inc.                                                                  4.4%
AO VimpelCom                                                                4.3%
ALLTEL Corp.                                                                4.3%
Pinnacle West Capital Corp.                                                 4.2%
Percentages are based upon net assets.

--------------------------------------------------------------------------------
TOP INDUSTRIES
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Integrated Telecommunication Services                              30.8%
Electric Utilities                                                 21.8%
Gas Utilities                                                      15.2%
Wireless Telecommunication Services                                12.2%
Telecommunications Equipment                                       11.5%
Electrical Components & Equipment                                   6.4%
Multi-Utilities & Unregulated Power                                 1.3%
Internet Software & Services                                        1.0%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

                                            SIX MONTHS                           SINCE
                                              ENDED        ONE       FIVE      INCEPTION
                                             3/31/03*      YEAR      YEARS      7/9/97
------------------------------------------------------------------------------------------
ICON Telecommunication & Utilities Fund        -2.70%     -24.13%    -3.37%      2.66%
------------------------------------------------------------------------------------------
S&P 1500 Index                                  4.50%     -24.66%    -3.29%      0.73%
------------------------------------------------------------------------------------------
S&P 1500 Telecommunications Services Index     17.61%     -33.47%   -14.09%     -6.01%
------------------------------------------------------------------------------------------
S&P 1500 Utilities Index                        1.60%     -31.03%    -4.37%      0.37%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                          ICON TELECOMMUNICATION &                          S&P 1500 TELECOMMUNICATIONS
                                               UTILITIES FUND           S&P 1500 INDEX            SERVICES INDEX
                                          ------------------------      --------------      ---------------------------
7/9/97                                              10000                   10000                      10000
3/31/98                                             13800                   12321                      14982
3/31/99                                             15112                   14207                      20000
3/31/00                                             15960                   16794                      22888
3/31/01                                             15995                   13550                      14014
3/31/02                                             15322                   13837                      10537
3/31/03                                             11625                   10425                       7010


                                          S&P 1500 UTILITIES INDEX
                                          ------------------------
7/9/97                                              10000
3/31/98                                             12775
3/31/99                                             12192
3/31/00                                             13585
3/31/01                                             18172
3/31/02                                             14813
3/31/03                                             10216

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON TELECOMMUNICATION & UTILITIES FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 100.2%

ELECTRICAL COMPONENTS & EQUIPMENT 6.4%
  23,100   AMETEK Inc.                       $762,531
  27,700   AO Smith Corp.                     742,360
  18,000   Hubbell Inc. Class B               563,400
-----------------------------------------------------
TOTAL ELECTRICAL COMPONENTS & EQUIPMENT     2,068,291

ELECTRIC UTILITIES 21.8%
  29,700   Black Hills Corp.                  816,453
  74,400   Cleco Corp.                        933,720
  28,000   Constellation Energy Group
           Inc.                               776,440
  37,200   FirstEnergy Corp.                1,171,800
  10,400   FPL Group Inc.                     612,872
  41,100   Pinnacle West Capital Corp.      1,366,164
  38,700   Public Service Enterprise
           Group Inc.                       1,419,903
-----------------------------------------------------
TOTAL ELECTRIC UTILITIES                    7,097,352

GAS UTILITIES 15.2%
  42,800   Kinder Morgan Inc.               1,926,000
  30,200   Nicor Inc.                         825,064
  88,600   Sempra Energy                    2,211,456
-----------------------------------------------------
TOTAL GAS UTILITIES                         4,962,520

INTEGRATED TELECOMMUNICATION
SERVICES 30.8%
  31,100   ALLTEL Corp.                     1,392,036
  78,500   BellSouth Corp.                  1,701,095
  89,400   CenturyTel Inc.                  2,467,440
  83,300   SBC Communications Inc.          1,670,998
  57,300   Sprint Corp.                       673,275
  13,800   Telefonos de Mexico SA de CV       410,136
  48,600   Verizon Communications Inc.      1,718,010
-----------------------------------------------------
TOTAL INTEGRATED TELECOMMUNICATION
SERVICES                                   10,032,990

INTERNET SOFTWARE & SERVICES 1.0%
  29,800   WebEx Communications Inc.(a)       308,132
-----------------------------------------------------
TOTAL INTERNET SOFTWARE & SERVICES            308,132

MULTI-UTILITIES & UNREGULATED POWER 1.3%
  14,700   Questar Corp.                      434,679
-----------------------------------------------------
TOTAL MULTI-UTILITIES & UNREGULATED           434,679
POWER

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

TELECOMMUNICATIONS EQUIPMENT 11.5%
  51,400   Inter-Tel Inc.                    $771,514
  58,600   Nokia Oyj                          820,986
  22,700   QUALCOMM Inc.                      818,562
  66,400   UTStarcom Inc.(a)                1,327,336
-----------------------------------------------------
TOTAL TELECOMMUNICATIONS EQUIPMENT          3,738,398

WIRELESS TELECOMMUNICATION
SERVICES 12.2%
  30,200   America Movil SA de CV             403,774
  40,600   AO VimpelCom(a)                  1,400,700
  85,100   Boston Communications Group
           Inc.(a)                          1,332,666
  60,800   EMS Technologies Inc.(a)           848,768
-----------------------------------------------------
TOTAL WIRELESS TELECOMMUNICATION
SERVICES                                    3,985,908
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $33,690,320)              32,628,270

SHORT-TERM INVESTMENTS 0.3%
$108,346   American Family Demand Note,
           0.951%(#)                          108,346
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
           (COST $108,346)                    108,346
-----------------------------------------------------

TOTAL INVESTMENTS 100.5%
           (COST $33,798,666)              32,736,616
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.5%)         (158,237)
-----------------------------------------------------
NET ASSETS 100.0%                         $32,578,379
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2003.

Management Overview

ICON SHORT-TERM FIXED INCOME FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

For the six-month period ended March 31, 2003, the ICON Short-Term Fixed Income Fund underperformed its unmanaged benchmarks, the Merrill Lynch Treasury Bill Indexes. The Fund returned 0.10% versus the Merrill Lynch 3-Month U.S. Treasury Bill Index's return of 0.73%, the Merrill Lynch 6-Month U.S. Treasury Bill Index's return of 0.83%, and the Merrill Lynch 1-Year U.S. Treasury Bill Index's return of 1.06%.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Stock market volatility and economic uncertainty pushed interest rates to historically low levels as investors shunned equities for the relative stability of fixed-income securities. Market leadership, however, was inextricably linked to changing moods and shifted between the safety of U.S. Treasuries and the higher yields of corporate bonds. While war fears, terrorist warnings, and discouraging economic data set off a flight to quality, positive earnings news and hopes for a quick resolution in Iraq sent investors on a search for better returns. In both cases, robust demand propelled bond prices higher, driving yields down across the entire maturity range.

  As for the short-term spectrum, after keeping the overnight lending rate unchanged for most of 2002, the Federal Reserve Board shed its neutral bias and lowered rates by one-half percent during the fourth quarter. Although the underlying strength of the economy remained a concern, particularly with respect to business investment, the Fed held steady in subsequent months pending resolution of the war with Iraq. Amid growing worries that the Treasury market might be overvalued, investors grappled with the possibility of a sharp and sudden reversal that would send yields higher but erode the value of existing securities.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In keeping with its primary objective of seeking high current income consistent with preservation of capital, the Fund saw limited activity over the past six months. Nevertheless, its relative underperformance, while disappointing, was largely unavoidable. With short-term yields already at near-historical lows, and factoring in an additional 50-basis-point rate cut during the period, the Fund's operating expenses had an increasingly profound effect on overall returns.

WHAT IS THE INVESTMENT OUTLOOK FOR THE SHORT-TERM FIXED-INCOME MARKET?

As the economy gathers steam and corporate earnings begin to build positive momentum, we believe that investors will sell bonds and redirect assets back into the stock market. While investors have yet to aggressively flee the safety of the bond market for the potentially higher returns of stocks, economic fundamentals are steadily improving. Under these conditions, we would expect significant upward pressure on short-term rates. In any event, we will continue to invest in high-quality short-term securities with an eye on income and interest-rate sensitivity.

ICON SHORT-TERM FIXED INCOME FUND

--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

                                            SIX MONTHS                           SINCE
                                              ENDED         ONE      FIVE      INCEPTION
                                             3/31/03*      YEAR      YEARS      2/7/97
--------------------------------------------------------------------------------------------
ICON Short-Term Fixed Income Fund             0.10%        1.61%     3.20%       3.54%
--------------------------------------------------------------------------------------------
Merrill Lynch 3-Month T-Bill Index            0.73%        1.65%     4.28%       4.47%
--------------------------------------------------------------------------------------------
Merrill Lynch 6-Month T-Bill Index            0.83%        2.10%     4.60%       4.78%
--------------------------------------------------------------------------------------------
Merrill Lynch 1-Year T-Bill Index             1.06%        3.58%     5.09%       5.24%
--------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit a portion of its advisory fee on any day that income from the Fund's investments is not adequate to cover daily expenses. The Fund's total return would have been lower if this waiver had not been in place. There were no waivers in effect for the current reporting period.
* Not annualized


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                          ICON SHORT-TERM FIXED INCOME   MERRILL LYNCH 3-MONTH T-BILL
                                                      FUND                          INDEX
                                          ----------------------------   ----------------------------
2/7/97                                                10000                          10000
3/31/97                                               10018                          10071
3/31/98                                               10582                          10610
3/31/99                                               11168                          11138
3/31/00                                               11562                          11718
3/31/01                                               12131                          12456
3/31/02                                               12187                          12868
3/31/03                                               12381                          13081

                                          MERRILL LYNCH 6-MONTH T-BILL
                                                     INDEX               MERRILL LYNCH 1-YEAR T-BILL INDEX
                                          ----------------------------   ---------------------------------
2/7/97                                                10000                            10000
3/31/97                                               10071                            10043
3/31/98                                               10642                            10673
3/31/99                                               11206                            11256
3/31/00                                               11763                            11741
3/31/01                                               12574                            12641
3/31/02                                               13054                            13211
3/31/03                                               13326                            13683

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/7/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON SHORT-TERM FIXED INCOME FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

PRINCIPAL AMOUNT                         MARKET VALUE
-----------------------------------------------------
U.S. GOVERNMENT AGENCIES 65.0%
$5,240,000   FHLB Discount Note, 0.963%,
             4-1-03                        $5,240,000
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES              5,240,000

U.S. GOVERNMENT OBLIGATIONS 31.5%
$2,499,723   U.S. Treasury Note, 3.000%,
             2-29-04                        2,540,683
-----------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS           2,540,683
-----------------------------------------------------
TOTAL INVESTMENTS 96.5%
             (AMORTIZED COST $7,739,723)    7,780,683
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 3.5%            279,835
-----------------------------------------------------
NET ASSETS 100.0%                          $8,060,518
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Management Overview

ICON ASIA-PACIFIC REGION FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Asia-Pacific Region Fund gained 1.76% for the six-month period ended March 31, 2003, significantly outperforming its benchmark, the Morgan Stanley Capital International (MSCI) Pacific Index, which declined -9.38% over the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Although Asian markets were somewhat insulated from the geopolitical tensions and economic crosscurrents that fixated U.S. and European investors, the Pacific Rim had more than its share of regional concerns to contend with. With Japan's economy still mired in its protracted malaise, the Nikkei Average tumbled to 20-year lows amid reports that North Korea had test-fired two ground-to-ship missiles into the Sea of Japan. In contrast, China remained one of the better-performing countries in the region, yet came under pressure following the recent outbreak of severe acute respiratory syndrome, or SARS.

  Meanwhile, Southeast Asian markets struggled with ongoing softness in technology spending and rising credit defaults, whereas Australian markets, virtually flat for much of the reporting period, continued to weather the storm. Nevertheless, as companies looked to boost the flow of capital into the region, stock prices bore little resemblance to intrinsic values.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In light of changing market conditions, several country rotations were executed during the period. Based on our calculations of value-to-price ratios and relative strength, weightings in Australia and Hong Kong were bolstered while positions in Japan, New Zealand and Singapore were trimmed. Hong Kong remained attractive on the basis of its ties to China, which is experiencing relatively high gross domestic product (GDP) growth compared to other countries in the region. GDP is the total value of goods and services produced in a national economy in a given year, typically cited as the primary indicator of economic growth.

  The shifting of assets to Australia took on a more cyclical slant, as the Fund was tilted toward several industries that typically participate in the early stages of a market recovery, including diversified metals and mining and casinos and gaming. Even the Fund's holdings in Japan sported a different look despite the reduced weighting, with increased exposure to economically sensitive industries in the Consumer Discretionary and Information Technology sectors.

  Specific stocks that had a measurable impact on Fund performance during the period included motor vehicle manufacturer DENWAY MOTORS LIMITED and drugmaker CHINA PHARMACEUTICAL ENTERPRISE & INVESTMENT CORP. LTD. Both companies are based in Hong Kong and have substantial operations in Mainland China. Market strength in the country contributed to their six-month advance. On the other hand, automotive giants HONDA MOTOR CO. LTD. and TOYOTA MOTOR CORP. retreated amid continued and increasingly severe weakness in the Japanese equity markets.

  While our methodology does not necessarily consider these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE ASIA-PACIFIC REGION?

As a source of value and leadership, and as a diversification tool, we believe tremendous opportunity exists across much of the Asia-Pacific Region. From our perspective, attractive values can be found in Hong Kong, Singapore, Australia and Japan, particularly among economically sensitive sectors demonstrating relative strength, such as Information Technology and Consumer Discretionary. Assuming the U.S. economy regains some of the steam it has lost over the past year, exporters in the region should also begin to post more favorable results.

  On a final note, although the outbreak of SARS has been a devastating development, we do not include it as a factor in our evaluation of the Asia-Pacific Region. Rather than speculate on how external events may move the markets, we remain focused on the fundamentals of finance, namely earnings, growth, risk and interest rates. In calculating intrinsic value and relative strength of countries, industries and individual holdings, we do not sway from our investment methodology by considering events that we cannot possibly predict.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                  100.4%
Top 10 Equity Holdings                                                     32.9%
Number of Stocks                                                              46
Cash Equivalents                                                            0.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

Fraser & Neave Ltd.                                                         5.2%
China Pharmaceutical Enterprise
& Investment Corp. Ltd.                                                     4.4%
Hang Seng Bank Ltd.                                                         3.5%
Denway Motors Ltd.                                                          3.0%
Carter Holt Harvey Ltd.                                                     2.9%
Canon Inc.                                                                  2.8%
QBE Insurance Group Ltd.                                                    2.8%
Nissan Motor Co. Ltd.                                                       2.8%
Nidec Corp.                                                                 2.8%
Swire Pacific Ltd.                                                          2.7%
Percentages are based upon net assets.

The Nikkei 225 Stock Average is a price-weighted index of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

--------------------------------------------------------------------------------
TOP COUNTRIES
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Japan                                                              39.9%

Hong Kong                                                          28.9%

Australia                                                          13.2%

New Zealand                                                         9.2%

Singapore                                                           9.2%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

                                                                                    SIX MONTHS                           SINCE
                                                                                      ENDED         ONE      FIVE      INCEPTION
                                                                                     3/31/03*      YEAR      YEARS      2/25/97
                                       ------------------------------------------------------------------------------------------
                                       ICON Asia-Pacific Region Fund                   1.76%      -12.42%   -6.94%      -8.55%
                                       ------------------------------------------------------------------------------------------
                                       MSCI Pacific Index                             -9.38%      -18.81%   -7.18%      -9.29%
                                       ------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3.
* Not annualized.


--------------------------------------------------------------------------------
 VALUE OF A
 $10,000 INVESTMENT
 through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                   ICON ASIA-PACIFIC FUND               MSCI PACIFIC INDEX
                                                                   ----------------------               ------------------
2/25/97                                                                    10000                              10000
3/31/97                                                                     9550                               9489
3/31/98                                                                     8310                               8009
3/31/99                                                                     8570                               8732
3/31/00                                                                    11620                              12219
3/31/01                                                                     9010                               8195
3/31/02                                                                     6624                               6796
3/31/03                                                                     5801                               5518

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON ASIA-PACIFIC REGION FUND

SCHEDULE OF INVESTMENTS
March 31, 2003


SHARES OR PRINCIPAL AMOUNT
-----------------------------------------------------
COMMON STOCKS 100.4%

AUSTRALIA 13.2%
   41,000   Alumina Ltd.                     $101,335
   25,000   Australian Gas Light Co.          167,694
    8,500   Cochlear Ltd.                     171,048
    4,400   National Australia Bank Ltd.       84,953
   15,600   Orica Ltd.                         85,693
   39,800   QBE Insurance Group Ltd.          201,790
   21,600   Tabcorp Holdings Ltd.             130,529
-----------------------------------------------------
TOTAL AUSTRALIA                               943,042
HONG KONG 28.9%
  156,500   Cathay Pacific Airways Ltd.       190,621
  150,000   China Merchants Holdings
            International Co. Ltd.            111,546
1,200,000   China Pharmaceutical
            Enterprise & Investment Corp.
            Ltd.                              311,558
   35,900   CLP Holdings Ltd.                 147,752
  514,000   Denway Motors Ltd.                212,533
   24,900   Hang Seng Bank Ltd.               253,805
  109,292   Hong Kong & China Gas Co.
            Ltd.                              134,522
  450,000   Legend Group Ltd.                 139,913
   72,000   Shanghai Industrial Holdings
            Ltd.                              105,699
   16,134   Sun Hung Kai Properties Ltd.       77,365
  303,200   Swire Pacific Ltd.                196,315
  164,000   The Hongkong and Shanghai
            Hotels Ltd.                        62,030
   65,000   The Wharf Holdings Ltd.           129,175
-----------------------------------------------------
TOTAL HONG KONG                             2,072,834

JAPAN 39.9%
    3,500   Advantest Corp.                   124,557
   12,600   Alps Electric Co. Ltd.            151,417
    5,800   Canon Inc.                        202,496
    5,800   Honda Motor Co. Ltd.              193,203
    1,600   Hoya Corp.                         96,475
   39,000   Kamigumi Co. Ltd.                 181,548
   42,000   Kawasaki Kisen Kaisha Ltd.         92,444
    3,500   Nidec Corp.                       197,167
   29,800   Nissan Motor Co. Ltd.             198,533
   11,000   Olympus Optical Co. Ltd.          170,594
    1,350   Rohm Co. Ltd.                     146,294
   16,700   Sharp Corp.                       164,775
    9,000   Shimachu Co. Ltd.                 169,632
    2,200   Shimamura Co. Ltd.                108,163
   11,700   Shimano Inc.                      161,322
    4,600   Sony Corp.                        162,928
   50,000   Tokyo Gas Co. Ltd.                155,170
    8,100   Toyota Motor Corp.                179,993
-----------------------------------------------------
TOTAL JAPAN                                 2,856,711

NEW ZEALAND 9.2%
  213,470   Carter Holt Harvey Ltd.           210,572
   72,130   Contact Energy Ltd.               168,683
   32,757   Fisher & Paykel Appliances
            Holdings Ltd.                     171,545
   35,330   The Warehouse Group Ltd.          109,250
-----------------------------------------------------
TOTAL NEW ZEALAND                             660,050

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT

SINGAPORE 9.2%
   84,150   Fraser & Neave Ltd.              $376,627
   10,000   Singapore Press Holdings Ltd.     100,844
   12,679   United Overseas Bank Ltd.          73,987
   13,200   Venture Corp. Ltd.                104,697
-----------------------------------------------------
TOTAL SINGAPORE                               656,155
-----------------------------------------------------

TOTAL INVESTMENTS 100.4%
            (COST $6,605,938)               7,188,792
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (0.4%)          (29,445)
-----------------------------------------------------
TOTAL NET ASSETS 100.0%                    $7,159,347
-----------------------------------------------------

   SUMMARY OF INVESTMENTS BY INDUSTRY
    Automobile Manufacturers              10.90%
    Electronic Equip & Instrumentation     7.64%
    Gas Utilities                          6.35%
    Banks                                  5.73%
    Brewers                                5.23%
    Health Care Equipment                  4.75%
    Multi-Sector Holdings                  4.58%
    Consumer Electronics                   4.55%
    Electric Utilities                     4.41%
    Pharmaceuticals                        4.38%
    Marine                                 3.81%
    Industrial Conglomerates               3.02%
    Forest Products                        2.93%
    Office Electronics                     2.81%
    Property & Casualty Insurance          2.80%
    Airlines                               2.65%
    Household Appliances                   2.38%
    Home Improvement Retail                2.36%
    Leisure Products                       2.24%
    Semiconductors                         2.03%
    Computer Hardware                      1.94%
    Casinos & Gaming                       1.81%
    Semiconductor Equipment                1.73%
    General Merchandise Stores             1.52%
    Apparel Retail                         1.50%
    Diversified Metals & Mining            1.41%
    Publishing & Printing                  1.40%
    Diversified Chemicals                  1.19%
    Unassigned                             1.07%
    Hotels                                 0.88%
                                         -------
  Total                                  100.00%
                                         =======

The accompanying notes are an integral part of the financial statements.

Management Overview

ICON NORTH EUROPE REGION FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON North Europe Region Fund depreciated -2.16% for the six-month period ended March 31, 2003, modestly trailing its benchmark, the Morgan Stanley Capital International (MSCI) Europe 15 Index, which declined -0.33% over the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

European stocks reached depressed levels as weakening economic fundamentals and war concerns overwhelmed risk-averse investors. Although intrinsic values continued to eclipse market values, both the German and U.K. markets set seven-year lows amid diminished demand and rising joblessness. Key economic statistics were reflective of the downward momentum as unemployment across the region stood at 8.7% at the end of February, with the figure reaching double digits in some nations. Moreover, regional GDP grew at a tepid 1.3% clip while consumer confidence fell to a nine-year low.

  Despite this glum backdrop, the European Central Bank resisted calls to ease interest rates before acquiescing in December and again in March. While these cuts may have been a case of too little, too late, the combination of easing and lower relative valuations suggested room for a robust bounce once the war factor was removed. At the same time, the euro's surge against the U.S. dollar added further pressure, dampening exports as well as corporate profits.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Country selection and industry exposure contributed to the Fund's underperformance during the period. Of the seven countries represented in the Fund, three posted gains as measured by their respective benchmark country indexes: Sweden, Finland, and Denmark. Finland represented the heaviest weighting in the Fund throughout the period, buttressed by a 10.97% six-month advance in its HEX25 Index. Meanwhile, Sweden was well-represented in the Fund and its OMX Index rose 12.91%. Denmark's KFX Index rose 8.64%. Unfortunately, the remaining country indexes, comprised of the United Kingdom, Belgium, Germany, and Norway all trended negative.

  With respect to sector and industry weights, we started the period with broad exposure, reflecting a preponderance of undervalued industries across the North European market. However, as the period came to a close a sizable rotation was implemented, heavily tilting the Fund toward industries and sectors that stood to benefit from the beginning stages of an economic upturn. These included general merchandise stores from the Consumer Discretionary sector, diversified financial services from the Financials sector and semiconductors from the Information Technology sector. As the three largest industry weightings at period-end, all were undervalued and demonstrated six months of quantifiable relative strength.

  Within the portfolio, several holdings had a measurable impact on Fund performance, reflecting the respective fortunes of their home markets. High-technology engineering group Sandvik AB and tobacco marketer Swedish Match both moved lower amid weakness in the Swedish market, and we decided to sell these stocks during the period. In contrast, medical device maker Instrumentarium Oyj and department store chain STOCKMANN OYJ, both based in Finland, rose on strength in that country's market, although we opted to sell Instrumentarium during the period when it no longer met our investment criteria.

  While our methodology does not necessarily consider these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE NORTH EUROPE REGION?

Although European stock prices have remained depressed for an extended period of time, economic conditions appear to be stabilizing and gradually improving. Companies have focused on cutting costs during these difficult times and as a result appear to be well positioned to reap the benefits of even a slight economic upturn. Much like the U.S. market, European equities rallied sharply in mid-March as war fears and concerns surrounding a possible double-dip recession abated. Given this more favorable outlook, and the emergence of relative strength to support attractive value-to-price ratios, the setting appears ideal for a sustained rebound in the North Europe Region.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                  101.6%
Top 10 Equity Holdings                                                     31.2%
Number of Stocks                                                              61
Cash Equivalents                                                            3.2%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

Stockmann Oyj Adp                                                           5.1%
Nokia Oyj                                                                   3.8%
ASML Holding NV                                                             3.3%
Metro AG                                                                    3.0%
BASF AG                                                                     2.9%
Schroders plc                                                               2.9%
Amvescap plc                                                                2.8%
Epcos AG                                                                    2.7%
GUS plc                                                                     2.4%
Koninklijke Philips Electronics NA                                          2.3%
Percentages are based upon net assets.

Finland's HEX25 Index is a modified capitalization-weighted index that is calculated using the most recent prices of the 25 most traded share series listed on the Helsinki Exchange. Sweden's OMX Index is a capitalization-weighted index of the 30 stocks that have the largest trading volume on the Stockholm Stock Exchange. The KFX Index is a capitalization-weighted index of the most liquid stocks traded on the Copenhagen Stock Exchange. The index returns include the reinvestment of dividends and distributions but do not reflect the costs of managing a mutual fund. Individuals cannot invest directly in the indexes.

ICON NORTH EUROPE REGION FUND

--------------------------------------------------------------------------------
TOP COUNTRIES
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


United Kingdom                                                     31.1%
Germany                                                            29.9%
Netherlands                                                        11.4%
Finland                                                            10.8%
Sweden                                                              8.8%
Denmark                                                             5.6%
Belgium                                                             3.0%
Norway                                                              1.0%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

                                               SIX MONTHS                           SINCE
                                                 ENDED        ONE       FIVE      INCEPTION
                                                3/31/03*      YEAR      YEARS      2/18/97
------------------------------------------------------------------------------------------
ICON North Europe Region Fund                    -2.16%      -24.79%   -8.26%      -2.85%
------------------------------------------------------------------------------------------
MSCI Europe 15 Index                             -0.33%      -27.58%   -9.19%      -1.91%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                               ICON NORTH EUROPE REGION FUND           MSCI EUROPE 15 INDEX
                                                               -----------------------------           --------------------
2/18/97                                                                    10000                              10000
3/31/97                                                                    10230                              10310
3/31/98                                                                    12900                              14393
3/31/99                                                                    12171                              14818
3/31/00                                                                    15585                              17296
3/31/01                                                                    12239                              13181
3/31/02                                                                    11146                              12270
3/31/03                                                                     8354                               8886

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON NORTH EUROPE REGION FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 101.6%

BELGIUM 3.0%
   1,865   Barco NV                           $90,157
   3,000   KBC Bankverzekeringsholding         91,041
-----------------------------------------------------
TOTAL BELGIUM                                 181,198

DENMARK 5.6%
   5,579   Danske Bank A/S                     93,043
   3,608   Novo Nordisk A/S                   119,019
   5,110   TDC A/S                            120,512
-----------------------------------------------------
TOTAL DENMARK                                 332,574

FINLAND 10.8%
   3,963   AvestaPolarit Oyj Abp               28,326
  10,600   Kemira Oyj                          69,981
  16,309   Nokia Oyj                          225,308
  20,400   Stockmann Oyj Abp                  304,976
   1,163   TietoEnator Oyj                     16,041
-----------------------------------------------------
TOTAL FINLAND                                 644,632

GERMANY 29.9%
   4,688   BASF AG                            174,956
   5,240   Continental AG                      74,334
   3,000   DaimlerChrysler AG                  88,062
   7,602   Douglas Holding AG                 116,967
   2,093   Deutsche Bank AG                    88,160
  13,316   Deutsche Lufthansa AG              117,118
   5,457   Deutsche Telekom AG                 60,203
  13,748   Epcos Ag(a)                        163,524
   4,014   HeidelbergCement AG                114,323
   6,786   Hugo Boss AG                        95,525
   4,862   KarstadtQuelle AG                   61,544
   2,100   Linde AG                            66,456
   8,553   Metro AG                           181,065
   1,163   Sap AG                              87,568
   1,439   Schering AG                         58,414
   2,763   Siemens AG                         113,366
  13,538   TUI AG                             127,787
-----------------------------------------------------
TOTAL GERMANY                               1,789,372
NETHERLANDS 11.4%
   7,173   Aegon NV                            53,852
   3,007   Akzo Nobel NV                       59,786
  30,529   ASML Holding NV(a)                 198,219
   1,447   IHC Caland NV                       61,707
   8,723   Koninklijke Philips
           Electronics NV                     136,975
  10,305   Oce NV                              81,190
   5,903   TPG NV                              89,923
-----------------------------------------------------
TOTAL NETHERLANDS                             681,652

NORWAY 1.0%
   6,255   Schibsted ASA                       60,337
-----------------------------------------------------
TOTAL NORWAY                                   60,337

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

SWEDEN 8.8%
   3,602   Electrolux AB                      $57,137
  29,678   OM AB(a)                           130,557
  41,237   Skandia Forsakrings AB              86,083
   1,913   Svenska Cellulosa AB -- Series
           B                                   60,352
   1,920   Tele2 AB(a)                         58,082
   3,295   Volvo AB                            58,485
  83,030   WM-data AB                          76,871
-----------------------------------------------------
TOTAL SWEDEN                                  527,567

UNITED KINGDOM 31.1%
  37,767   Amvescap plc                       167,163
 142,208   ARM Holdings plc(a)                115,210
   1,693   AstraZeneca plc                     57,727
  15,625   AWG plc                            129,920
  14,960   Barclays plc                        86,317
   4,848   BOC Group plc                       58,014
  30,233   Capita Group plc                   113,027
  92,230   Carlton Communications plc         129,029
  34,906   Eidos plc(a)                        66,214
  14,599   Electrocomponents Ord               59,310
   9,680   Exel plc                            86,073
  58,473   Hilton Group plc                   127,326
  18,567   GUS plc                            142,936
  49,865   Legal & General Group plc           54,784
  43,884   LogicaCMG plc                       63,127
   7,427   Pearson plc                         56,413
   7,966   Reed Elsevier plc                   56,918
  22,109   Schroders plc                      173,087
  21,155   WPP Group plc                      114,035
-----------------------------------------------------
TOTAL UNITED KINGDOM                        1,856,630
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $6,329,153)                6,073,962

SHORT-TERM INVESTMENTS 3.2%
$190,544   J.P. Morgan Chase Interest
           Bearing Demand Deposit
           Account, 0.3750%                  $190,544
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
           (COST $190,544)
-----------------------------------------------------

TOTAL INVESTMENTS 104.8%
           (COST $6,519,697)                6,264,506
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (4.8%)         (284,751)
-----------------------------------------------------
NET ASSETS 100.0%                          $5,979,755
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

(unaudited)

ICON NORTH EUROPE REGION FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SUMMARY OF INVESTMENTS BY INDUSTRY
    Diversified Financial Services         7.45%
    Department Stores                      5.96%
    Banks                                  5.67%
    Pharmaceuticals                        4.18%
    Electronic Equip & Instrumentation     4.01%
    Integrated Telecommunication           3.78%
    Diversified Chemicals                  3.71%
    Telecommunications Equipment           3.56%
    Semiconductor Equipment                3.14%
    General Merchandise Stores             2.85%
    Air Freight & Couriers                 2.78%
    Publishing & Printing                  2.75%
    IT Consulting & Services               2.47%
    Application Software                   2.44%
    Catalog Retail                         2.26%
    Consumer Electronics                   2.17%
    Water Utilities                        2.05%
    Hotels                                 2.04%
    Broadcasting & Cable TV                2.04%
    Casinos & Gaming                       2.01%
    Construction & Farm Machinery          1.90%
    Airlines                               1.87%
    Specialty Stores                       1.86%
    Construction Materials                 1.83%
    Semiconductors                         1.82%
    Advertising                            1.80%
    Industrial Conglomerates               1.80%
    Employment Services                    1.79%
    Life & Health Insurance                1.72%
    Apparel & Accessories                  1.51%
    Automobile Manufacturers               1.39%
    Multi-Line Insurance                   1.36%
    Fertilizers & Agricultural
      Chemicals                            1.34%
    Office Electronics                     1.28%
    Tires & Rubber                         1.18%
    Industrial Machinery                   1.06%
    Paper Products                         0.95%
    Trading Companies & Distributors       0.94%
    Industrial Gases                       0.92%
    Household Appliances                   0.90%
    Steel                                  0.45%
    Cash                                   3.01%
                                         -------
  Total                                  100.00%
                                         =======

Management Overview

ICON SOUTH EUROPE REGION FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON South Europe Region Fund lost -2.30% for the six-month period ended March 31, 2003, underperforming its benchmark, the Morgan Stanley Capital International (MSCI) Europe 15 Index, which declined -0.33% over the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

Weakening economic fundamentals and deteriorating corporate earnings weighed heavily on war-fixated European markets. Eurozone gross domestic product grew at a meager 1.3% year over year, while Austria and Portugal turned negative during the fourth quarter of 2002. Regional unemployment reflected the sluggishness, rising to 8.7% in February 2003 yet climbing as high as 9.2% in France and 11% in Spain. In light of falling revenues and pension shortfalls, many European companies were slow to trim costs, which did not bode well for already-pressured profits.

  Meanwhile, the European Central Bank was tentative in easing interest rates, thereby limiting demand for goods and services. On top of that, strict inflation measures restricted national governments from injecting much-needed fiscal stimulus, either through tax cuts or increased spending. These policies, combined with widening U.S. budget deficits, sent European currencies steadily higher against the dollar, dampening exports as well as dollar-denominated earnings.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

While currency fluctuations may have detracted from a company's financial results, they helped to offset declines in some of the underlying equities. The most notable of these gains was realized by the euro, the common currency of the 12-member European Monetary Union (EMU). Having increased relative to the U.S. dollar from E0.9866 to E1.0915, the euro appreciated 10.63% during the period. Likewise, the Swiss franc also gained strength against the dollar, registering a 9.16% advance in the exchange rate. Because the Fund generally does not hedge currency risk, it benefited from direct exposure to these gains.

  Against this backdrop, country performance varied significantly over the six-month period. France, as measured by the CAC 40 Index, lost -4.08% while Switzerland's Swiss Market Index declined by -11.57%. In contrast, Austria's ATX Index rose 20.01% and Spain's IBEX 35 Index recorded a 20.74% jump. Of all the EMU nations, Spain is perhaps the most interesting to us. Although it sports a higher-than-average inflation rate and a jobless rate that is the highest in the region, Spain's economy has emerged from a long period of stagnation and is growing rapidly.

  Turning to the portfolio, strong country and industry metrics continued to drive security selection as well as Fund performance. Austria claimed the most notable contributors, with brewer and beverage maker BBAG OESTERREICHISCHE BRAU-BETEILIGUNGS AG advancing 31.24% for the period, while metal and glass container producer MAYR-MELNHOF KARTON AG rose 13.89%. Both benefited from a favorable environment for more defensive issues. Unfortunately, Swiss banking giant CREDIT SUISSE GROUP succumbed to industrywide pressures, losing -18.69%.

  While our methodology does not address all of these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE SOUTH EUROPE REGION?

Our valuation models have detected considerable upside potential in European markets and the South Europe region is no exception. Although stock prices have been depressed for some time, economic conditions are showing signs of stabilization, fueling our belief that Europe will participate in a global recovery. Much like the U.S. market, European equities rallied sharply in mid-March 2003 as war fears and concerns surrounding a possible double-dip recession subsided. Given this more favorable outlook, and the emergence of relative strength on both a country and industry level, the setting appears favorable for a rebound in the South Europe Region.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                  101.5%
Top 10 Equity Holdings
(% of Net Assets)                                                          34.0%
Number of Stocks                                                              40
Cash Equivalents                                                            0.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

BBAG Oesterreichische
Brau-Beteiligungs AG                                                        4.1%
Zardoya Otis SA                                                             4.1%
Fomento De Contrucciones y Contratas SA                                     3.6%
Banca Intesa SPA                                                            3.4%
Peugeot Citroen SA                                                          3.3%
Mayr Melnhof Karton AG                                                      3.3%
Cap Gemini SA                                                               3.1%
STMicroelectronics NV                                                       3.1%
Arcelor                                                                     3.0%
Alcatel SA                                                                  3.0%
Percentages are based upon net assets.

The CAC 40 Index in France is a narrow-based, modified capitalization-weighted index of 40 companies listed on the Paris Bourse. The Swiss Market Index is a capitalization-weighted index of the largest and most liquid stocks traded on the Electronic Bourse System. The Austrian Traded Index (ATX) is a capitalization-weighted index of the most heavily traded stocks on the Vienna Stock Exchange. The Spanish IBEX 35 Index is comprised of the 35 most liquid stocks traded on the Spanish Continuous Market. The index returns include the reinvestment of dividends and distributions but do not reflect the costs of managing a mutual fund. Individuals cannot invest directly in the indexes.

ICON SOUTH EUROPE REGION FUND

--------------------------------------------------------------------------------
TOP COUNTRIES
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

France                                                  40.8%
Spain                                                   21.5%
Switzerland                                             18.8%
Italy                                                    9.1%
Austria                                                  8.6%
Portugal                                                 2.7%

 Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------


                                            SIX MONTHS                           SINCE
                                              ENDED        ONE       FIVE      INCEPTION
                                             3/31/03*      YEAR      YEARS      2/20/97
------------------------------------------------------------------------------------------
ICON South Europe Region Fund                 -2.30%     -19.67%    -8.62%      -0.63%
------------------------------------------------------------------------------------------
MSCI Europe 15 Index                          -0.33%     -27.58%    -9.19%      -1.92%
------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                               ICON SOUTH EUROPE REGION FUND           MSCI EUROPE 15 INDEX
                                                               -----------------------------           --------------------
2/20/97                                                                    10000                              10000
3/31/97                                                                     9800                              10308
3/31/98                                                                    15106                              14390
3/31/99                                                                    14247                              14815
3/31/00                                                                    13849                              17293
3/31/01                                                                    12654                              13179
3/31/02                                                                    11979                              12267
3/31/03                                                                     9623                               8884

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/20/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Schedule of Investments
(unaudited)

ICON SOUTH EUROPE REGION FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 101.5%

AUSTRIA 8.6%
   2,800   BBAG Oesterreichische Brau-
           Beteiligungs AG                   $233,771
     700   Lenzing AG                          68,014
   2,300   Mayr Melnhof Karton AG             185,601
-----------------------------------------------------
TOTAL AUSTRIA                                 487,386

FRANCE 40.8%
  25,100   Alcatel SA(a)                      171,734
  19,600   Arcelor(a)                         172,388
   4,000   BNP Paribas SA                     160,192
   5,900   Bouygues SA                        118,721
   6,700   Cap Gemini SA                      177,589
   4,800   Compagnie de Saint-Gobain          132,676
   6,638   Dassault Systemes SA               146,465
   4,300   Pechiney SA                        104,825
   4,800   Peugeot Citroen SA                 187,726
   2,850   Pinault-Printemps-Redoute SA       146,605
   3,000   Schneider Electric SA              140,441
   1,200   SEB SA                              97,687
   3,000   Societe Generale                   154,910
   9,200   STMicroelectronics NV              174,182
   4,600   Valeo SA(a)                        101,447
   9,000   Vivendi Universal SA               119,620
-----------------------------------------------------
TOTAL FRANCE                                2,307,208

ITALY 9.1%
  85,800   Banca Intesa SPA                   190,999
 274,300   FinecoGroup SPA(a)                 102,369
 177,200   Impregilo SPA                       56,849
  21,884   Mediaset SPA                       166,208
       1   San Paolo IMI SPA                        7
-----------------------------------------------------
TOTAL ITALY                                   516,432

PORTUGAL 2.7%
  21,700   Portugal Telecom SGPS SA           150,366
-----------------------------------------------------
TOTAL PORTUGAL                                150,366

SPAIN 21.5%
  24,500   Banco Santander Central
           Hispano SA                         156,400
   8,200   Fomento De Contrucciones y
           Contratas SA                       205,716
  25,079   Inmobiliaria Urbis SA              167,212
   5,000   Metrovacesa SA                     142,460
  10,040   Repsol YPF SA                      144,837
  25,800   Viscofan SA                        169,485
  16,700   Zardoya Otis SA                    230,527
-----------------------------------------------------
TOTAL SPAIN                                 1,216,637

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

SWITZERLAND 18.8%
   7,600   Charles Voegele Holding AG(a)     $144,532
   8,160   Credit Suisse Group                141,897
     810   Kuoni Reisen Holding AG(a)         160,633
   2,000   Lonza Group AG                     113,364
   1,525   Roche Holding AG                    91,292
     400   SGS Societe Generale de
           Surveillance Holding SA            128,755
   3,444   UBS AG                             146,537
   2,100   Unaxis Holding AG                  137,757
-----------------------------------------------------
TOTAL SWITZERLAND                           1,064,767
-----------------------------------------------------
TOTAL INVESTMENTS 101.5%
           (COST $6,265,782)                5,742,796
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (1.5%)          (83,587)
-----------------------------------------------------
NET ASSETS 100.0%                          $5,659,209
-----------------------------------------------------

SUMMARY OF INVESTMENTS BY INDUSTRY
  Banks                                  16.56%
  Unassigned                              5.39%
  Construction & Engineering              4.57%
  Brewers                                 4.07%
  Industrial Machinery                    4.01%
  Automobile Manufacturers                3.27%
  Paper Packaging                         3.23%
  IT Consulting & Services                3.09%
  Semiconductors                          3.03%
  Steel                                   3.00%
  Telecommunications Equipment            2.99%
  Packaged Foods                          2.95%
  Broadcasting & Cable TV                 2.89%
  Hotels                                  2.80%
  Integrated Telecommunication            2.62%
  Department Stores                       2.55%
  Application Software                    2.55%
  Integrated Oil & Gas                    2.52%
  Apparel Retail                          2.52%
  Electrical Components & Equipment       2.45%
  Semiconductor Equipment                 2.40%
  Building Products                       2.31%
  Diversified Commercial Services         2.24%
  Movies & Entertainment                  2.08%
  Wireless Telecommunications Services    2.07%
  Specialty Chemicals                     1.97%
  Aluminum                                1.83%
  Diversified Financial Services          1.78%
  Auto Parts & Equipment                  1.77%
  Household Appliances                    1.70%
  Pharmaceuticals                         1.59%
  Commodity Chemicals                     1.20%
                                        -------
Total                                   100.00%
                                        =======

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

Statements of Assets and Liabilities
(unaudited)

                                           ------------------   --------------   --------------   --------------   --------------
MARCH 31, 2003                                    ICON               ICON             ICON             ICON             ICON
                                                CONSUMER            ENERGY         FINANCIAL        HEALTHCARE      INDUSTRIALS
                                           DISCRETIONARY FUND        FUND             FUND             FUND             FUND
                                           ------------------   --------------   --------------   --------------   --------------
ASSETS
  Investments, at cost                        $102,834,190       $49,895,445      $126,231,073     $78,983,052      $65,756,922
                                           ------------------   --------------   --------------   --------------   --------------
  Investments, at value                        100,650,979        52,601,418       115,528,284      87,138,739       65,688,010
  Cash                                                   -                 -                 -               -            1,049
  Receivables:
    Fund shares sold                               173,330            93,943           174,497         153,327          111,525
    Investments sold                               452,063           645,328                 -               -          211,812
    Interest                                            40             2,836               530             129              254
    Dividends                                       21,827            30,603           117,202          23,349           43,982
  Other                                              8,313             3,189             2,374           1,384            4,576
                                           ------------------   --------------   --------------   --------------   --------------
  Total Assets                                 101,306,552        53,377,317       115,822,887      87,316,928       66,061,208
                                           ------------------   --------------   --------------   --------------   --------------

LIABILITIES
  Payables:
    Due to custodian bank                                -            35,248                 -         160,370                -
    Fund shares redeemed                            93,558            62,292           170,531          84,695          692,764
    Investments bought                             747,819                 -                 -               -        3,413,103
    Advisory fees                                   74,126            67,545            90,106          89,851           42,892
    Fund accounting, custodial and
      transfer agent fees                           39,154            31,287            47,890          44,134           23,352
    Administration fees                              4,013             3,676             4,891           4,896            2,323
    Distributions due to shareholders                    -                 -                 -               -                -
    Accrued expenses                                37,330            27,202            32,140          31,569           19,948
                                           ------------------   --------------   --------------   --------------   --------------
  Total Liabilities                                996,000           227,250           345,558         415,515        4,194,382
                                           ------------------   --------------   --------------   --------------   --------------
NET ASSETS                                    $100,310,552       $53,150,067      $115,477,329     $86,901,413      $61,866,826
                                           ==================   ==============   ==============   ==============   ==============
  Shares outstanding (unlimited shares
    authorized, no par value)                   11,313,964         4,351,195        13,917,757       8,497,094        8,725,935
  Net asset value (offering price and
    redemption price per share)               $       8.87       $     12.22      $       8.30     $     10.23      $      7.09

The accompanying notes are an integral part of the financial statements.

    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
         ICON          ICON LEISURE         ICON              ICON                ICON              ICON             ICON
      INFORMATION      AND CONSUMER      MATERIALS      TELECOMMUNICATION   SHORT-TERM FIXED    ASIA-PACIFIC     NORTH EUROPE
    TECHNOLOGY FUND    STAPLES FUND         FUND        & UTILITIES FUND      INCOME FUND       REGION FUND      REGION FUND
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
     $190,572,720      $69,555,677      $42,894,564        $33,798,666         $7,739,723        $6,605,938       $6,519,697
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
      173,478,308       69,985,639       42,062,120         32,736,616          7,780,683         7,188,792        6,264,506
                -                -           23,265              2,000                239                 -
          246,153          105,687           70,717             59,360            288,749             1,345              475
                -                -                -                  -                  -                 -        4,521,130
              218              113              159                 79              6,519                 -                4
           68,147           20,222           59,212            119,435                               28,144           64,948
            8,110            3,652            1,883                700                491               389              447
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
      173,800,936       70,115,313       42,217,356         32,918,190          8,076,681         7,218,670       10,851,510
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------

                -               30                -                  -                  -            30,567           13,167
          429,703        1,162,387          623,748             25,735              1,822             1,120                -
        1,004,805                -                -            218,591                  -                 -        4,834,007
          125,546           58,263           35,718             43,113              4,386             6,225            5,347
           65,736           29,956           20,300             20,107              3,065             5,354            4,932
            6,761            3,161            1,937              2,352                362               338              290
                -                -                -                  -              1,537                 -                -
           58,792           23,255           14,662             29,913              4,991            15,719           14,012
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
        1,691,343        1,277,052          696,365            339,811             16,163            59,323        4,871,755
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
     $172,109,593      $68,838,261      $41,520,991        $32,578,379         $8,060,518        $7,159,347       $5,979,755
    ===============   ==============   ==============   =================   ================   ==============   ==============
       31,817,566        6,621,397        7,756,561          7,079,285            881,077         1,237,659        1,036,342
     $       5.41      $     10.40      $      5.35        $      4.60         $     9.15        $     5.78       $     5.77

     --------------
          ICON
      SOUTH EUROPE
      REGION FUND
     --------------
       $6,265,782
     --------------
        5,742,796
                -
           11,469
          160,569
               38
            8,236
              245
     --------------
        5,923,353
     --------------
          236,318
                -
                -
            5,099
            5,192
              276
                -
           17,259
     --------------
          264,144
     --------------
       $5,659,209
     ==============
          782,992
       $     7.23

Statements of Operations
(unaudited)

                                           ------------------   --------------   --------------   --------------   --------------
FOR THE SIX MONTHS ENDED MARCH 31, 2003           ICON               ICON             ICON             ICON             ICON
                                                CONSUMER            ENERGY         FINANCIAL        HEALTHCARE      INDUSTRIALS
                                           DISCRETIONARY FUND        FUND             FUND             FUND             FUND
                                           ------------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME
  Interest                                    $      3,859       $    24,125      $    11,441      $    14,541      $     7,697
  Dividends                                        357,865           410,450        1,171,141          280,049          256,821
  Foreign taxes withheld                                 -                 -                -                -                -
                                           ------------------   --------------   --------------   --------------   --------------
  Total Investment Income                          361,724           434,575        1,182,582          294,590          264,518
                                           ------------------   --------------   --------------   --------------   --------------

EXPENSES
  Advisory fees                                    516,798           479,111          574,984          585,409          271,443
  Fund accounting, custodial and transfer
    agent fees                                      84,833            73,600           96,155           93,537           46,106
  Administration fees                               23,963            22,261           26,788           27,257           13,261
  Audit fees                                         9,324             8,935           10,330            9,723            4,874
  Registration fees                                 22,614            17,863           14,333           19,311           15,654
  Legal fees                                         4,584             4,124            4,516            4,519            2,294
  Insurance expense                                  8,230             3,299            2,212            1,280            4,315
  Trustee fees and expenses                          4,909             3,683            4,056            3,947            2,614
  Shareholder reports                               12,047            11,301           13,342           13,619            6,298
  Interest expense                                  18,830             9,658            1,618            3,880            5,034
  Other expenses                                    79,021            43,204           60,454           38,169           51,678
                                           ------------------   --------------   --------------   --------------   --------------
  Total Expenses                                   785,153           677,039          808,788          800,651          423,571
                                           ------------------   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS)                      (423,429)         (242,464)         373,794         (506,061)        (159,053)
                                           ------------------   --------------   --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
  Net realized gain/(loss) from
    investment transactions                     (7,598,013)       (6,237,479)      (9,604,367)      (9,580,845)      (6,253,693)
  Net realized gain/(loss) from foreign
    currency transactions                                -                 -                -                -                -
  Change in unrealized net
    appreciation/depreciation:
    on securities                               (5,969,102)        9,604,042        1,784,295        6,708,030         (445,553)
    on other assets and liabilities
      denominated in foreign currency                    -                 -                -                -                -
                                           ------------------   --------------   --------------   --------------   --------------
  Net Realized and Unrealized Gain/(Loss)
    on Investments                             (13,567,115)        3,366,563       (7,820,072)      (2,872,815)      (6,699,246)
                                           ------------------   --------------   --------------   --------------   --------------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     $(13,990,544)      $ 3,124,099      $(7,446,278)     $(3,378,876)     $(6,858,299)
                                           ==================   ==============   ==============   ==============   ==============

The accompanying notes are an integral part of the financial statements.

    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
         ICON          ICON LEISURE         ICON              ICON                ICON              ICON             ICON
      INFORMATION      AND CONSUMER      MATERIALS      TELECOMMUNICATION   SHORT-TERM FIXED    ASIA-PACIFIC     NORTH EUROPE
    TECHNOLOGY FUND    STAPLES FUND         FUND        & UTILITIES FUND      INCOME FUND       REGION FUND      REGION FUND
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
     $     16,626      $     4,833      $     4,104        $     5,689          $64,525          $       -         $      -
          186,995          541,241          535,849          1,322,489                -            109,395          102,963
                -                -                -                  -                -            (16,353)         (13,428)
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
          203,621          546,074          539,953          1,328,178           64,525             93,042           89,535
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------

          583,162          403,826          242,323            338,805           23,919             36,850           36,965
          103,648           65,642           39,127             51,851            5,975             10,437           10,105
           27,518           18,744           11,250             15,691            1,718              1,721            1,716
           10,294            7,306            4,396              6,178              664                663              670
           19,561           16,141           13,003             14,718            7,692              8,235            9,217
            3,480            3,564            2,084              2,892              284                280              299
            7,822            3,781            1,840                620              575                293              341
            3,896            3,349            2,005              2,368              270                273              309
           13,281            9,441            5,682              7,981              858                857              867
           11,068           11,932            8,934             12,628                -                529              781
           85,879           41,913           28,842             29,084            8,685             11,380           12,698
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
          869,609          585,639          359,486            482,816           50,640             71,518           73,968
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
         (665,988)         (39,565)         180,467            845,362           13,885             21,524           15,567
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------

      (15,850,605)      (3,999,477)      (5,788,661)        (2,637,334)               -            249,740          (35,819)
                -                -                -                  -                -             (1,067)           2,785
       (8,799,830)      (1,438,690)       3,063,262          2,002,511           (7,910)          (121,884)          (9,481)
                -                -                -                  -                -                 29          (12,384)
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
      (24,650,435)      (5,438,167)      (2,725,399)          (634,823)          (7,910)           126,818          (54,899)
    ---------------   --------------   --------------   -----------------   ----------------   --------------   --------------
     $(25,316,423)     $(5,477,732)     $(2,544,932)       $   210,539          $ 5,975          $ 148,342         $(39,332)
    ===============   ==============   ==============   =================   ================   ==============   ==============

     --------------
          ICON
      SOUTH EUROPE
      REGION FUND
     --------------
       $     115
          13,926
          (2,441)
     --------------
          11,600
     --------------
          27,467
           7,910
           1,288
             493
           7,524
             213
             223
             193
             636
               -
          13,060
     --------------
          59,007
     --------------
         (47,407)
     --------------
        (100,822)
             (23)
         (11,780)
             611
     --------------
        (112,014)
     --------------
       $(159,421)
     ==============

Statements of Changes in Net Assets

                                                              -------------------------------   -------------------------------
                                                                       ICON CONSUMER                         ICON
                                                                    DISCRETIONARY FUND                    ENERGY FUND
                                                              -------------------------------   -------------------------------
                                                                Six Months                        Six Months
                                                                  Ended          Year Ended         Ended          Year Ended
                                                              March 31, 2003   September 30,    March 31, 2003   September 30,
                                                               (unaudited)          2002         (unaudited)          2002
                                                              --------------   --------------   --------------   --------------
OPERATIONS
  Net investment income/(loss)                                 $   (423,429)   $    (898,691)    $   (242,464)    $   (437,299)
  Net realized gain/(loss) from investment transactions          (7,598,013)      (8,076,438)      (6,237,479)      (3,519,879)
  Net realized gain/(loss) from foreign currency
    translations                                                          -                -                -                -
  Change in unrealized appreciation/depreciation on
    securities and foreign currency translations                 (5,969,102)      15,403,956        9,604,042       (2,560,175)
                                                              --------------   --------------   --------------   --------------
  Net increase/(decrease) in net assets resulting from
    operations                                                  (13,990,544)       6,428,827        3,124,099       (6,517,353)
                                                              --------------   --------------   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                   -                -                -          (72,001)
  Net realized gains                                                      -                -                -                -
  Return of capital                                                       -                -                -                -
                                                              --------------   --------------   --------------   --------------
  Net decrease from dividends and distributions                           -                -                -          (72,001)
                                                              --------------   --------------   --------------   --------------
FUND SHARE TRANSACTIONS
  Shares sold                                                    37,292,218      186,031,641       26,028,773      150,788,537
  Reinvested dividends and distributions                                  -                -                -           67,141
  Shares repurchased                                            (44,631,465)    (177,895,611)     (80,222,622)     (76,991,391)
                                                              --------------   --------------   --------------   --------------
  Net increase/(decrease) from fund share transactions           (7,339,247)       8,136,030      (54,193,849)      73,864,287
                                                              --------------   --------------   --------------   --------------
  Total net increase (decrease) in net assets                   (21,329,791)      14,564,857      (51,069,750)      67,274,933
NET ASSETS
  Beginning of period                                           121,640,343      107,075,486      104,219,817       36,944,884
                                                              --------------   --------------   --------------   --------------
  End of period                                                 100,310,552      121,640,343       53,150,067      104,219,817
                                                              --------------   --------------   --------------   --------------
NET ASSETS CONSIST OF
  Paid-in capital                                               130,765,045      138,104,292       64,971,191      119,165,040
  Accumulated undistributed net investment income/(loss)           (423,429)               -         (242,464)               -
  Accumulated undistributed net realized gain/(loss) from
    investments                                                 (27,847,853)     (20,249,840)     (14,284,633)      (8,047,154)
  Accumulated net realized gain/(loss) from foreign currency
    translations                                                          -                -                -                -
  Unrealized appreciation/(depreciation):
    on securities                                                (2,183,211)       3,785,891        2,705,973       (6,898,069)
    on other assets and liabilities denominated in foreign
      currency                                                            -                -                -                -
                                                              --------------   --------------   --------------   --------------
  Net Assets                                                   $100,310,552    $ 121,640,343     $ 53,150,067     $104,219,817
                                                              ==============   ==============   ==============   ==============
TRANSACTIONS IN FUND SHARES
  Shares sold                                                     3,936,571       14,730,684        2,118,800       11,313,498
  Reinvested dividends and distributions                                  -                -                -            5,402
  Shares repurchased                                             (4,647,101)     (14,658,786)      (6,570,438)      (5,788,706)
                                                              --------------   --------------   --------------   --------------
  Net increase/(decrease)                                          (710,530)          71,898       (4,451,638)       5,530,194
  Shares outstanding beginning of period                         12,024,494       11,952,596        8,802,833        3,272,639
                                                              --------------   --------------   --------------   --------------
  Shares outstanding end of period                               11,313,964       12,024,494        4,351,195        8,802,833
                                                              ==============   ==============   ==============   ==============
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                       $161,152,922    $ 234,764,135     $ 23,927,088     $ 97,284,181
  Proceeds from sales of securities                             166,967,838      228,264,566       77,829,138       18,435,223
  Purchases of long-term U.S. government securities                       -                -                -                -
  Proceeds from sales of long-term U.S. government
    securities                                                            -                -                -                -

The accompanying notes are an integral part of the financial statements.

    -------------------------------   -------------------------------   -------------------------------
                 ICON                              ICON                              ICON
            FINANCIAL FUND                    HEALTHCARE FUND                  INDUSTRIALS FUND
    -------------------------------   -------------------------------   -------------------------------
      Six Months                        Six Months                        Six Months
        Ended          Year Ended         Ended          Year Ended         Ended          Year Ended
    March 31, 2003   September 30,    March 31, 2003   September 30,    March 31, 2003   September 30,
     (unaudited)          2002         (unaudited)          2002         (unaudited)          2002
    --------------   --------------   --------------   --------------   --------------   --------------
     $    373,794     $    (35,681)    $   (506,061)    $   (462,004)    $   (159,053)   $    (260,974)
       (9,604,367)      (6,058,331)      (9,580,845)      (2,786,767)      (6,253,693)     (18,881,122)
                -                -                -                -                -                -
        1,784,295       (8,960,768)       6,708,030         (382,447)        (445,553)       6,158,770
    --------------   --------------   --------------   --------------   --------------   --------------
       (7,446,278)     (15,054,780)      (3,378,876)      (3,631,218)      (6,858,299)     (12,983,326)
    --------------   --------------   --------------   --------------   --------------   --------------
         (399,824)               -                -                -                -                -
                -       (9,102,759)               -       (1,940,710)               -                -
                -                -                -         (183,886)               -                -
    --------------   --------------   --------------   --------------   --------------   --------------
         (399,824)      (9,102,759)               -       (2,124,596)               -                -
    --------------   --------------   --------------   --------------   --------------   --------------
       38,047,246      116,964,494       65,709,835      130,471,687       29,338,868      122,524,084
          392,348        8,842,462                -        2,048,942                -                -
      (25,232,042)     (45,851,844)     (68,460,791)     (67,379,434)     (24,533,185)    (121,946,720)
    --------------   --------------   --------------   --------------   --------------   --------------
       13,207,552       79,955,112       (2,750,956)      65,141,195        4,805,683          577,364
    --------------   --------------   --------------   --------------   --------------   --------------
        5,361,450       55,797,573       (6,129,832)      59,385,381       (2,052,616)     (12,405,962)
      110,115,879       54,318,306       93,031,245       33,645,864       63,919,442       76,325,404
    --------------   --------------   --------------   --------------   --------------   --------------
      115,477,329      110,115,879       86,901,413       93,031,245       61,866,826       63,919,442
    --------------   --------------   --------------   --------------   --------------   --------------
      141,777,442      128,569,890       91,898,995       94,649,951       92,242,569       87,436,886
          (26,030)               -         (506,061)               -         (159,053)               -
      (15,571,294)      (5,966,927)     (12,647,208)      (3,066,363)     (30,147,778)     (23,894,085)
                -                -                -                -                -                -
      (10,702,789)     (12,487,084)       8,155,687        1,447,657          (68,912)         376,641
                -                -                -                -                -                -
    --------------   --------------   --------------   --------------   --------------   --------------
     $115,477,329     $110,115,879     $ 86,901,413     $ 93,031,245     $ 61,866,826    $  63,919,442
    ==============   ==============   ==============   ==============   ==============   ==============
        4,300,266       11,396,392        6,131,212       11,850,102        3,888,149       12,073,210
           42,462          837,354                -          183,268                -                -
       (2,885,927)      (4,283,511)      (6,621,409)      (5,953,546)      (3,189,636)     (12,973,529)
    --------------   --------------   --------------   --------------   --------------   --------------
        1,456,801        7,950,235         (490,197)       6,079,824          698,513         (900,319)
       12,460,956        4,510,721        8,987,291        2,907,467        8,027,422        8,927,741
    --------------   --------------   --------------   --------------   --------------   --------------
       13,917,757       12,460,956        8,497,094        8,987,291        8,725,935        8,027,422
    ==============   ==============   ==============   ==============   ==============   ==============
     $ 76,406,888     $112,577,055     $ 67,394,391     $107,971,251     $ 46,452,855    $ 106,211,157
       60,483,982       42,550,278       68,555,905       45,095,971       44,891,846      101,137,669
                -                -                -                -                -                -
                -                -                -                -                -                -

     -------------------------------
            ICON INFORMATION
             TECHNOLOGY FUND
     -------------------------------
       Six Months
         Ended          Year Ended
     March 31, 2003   September 30,
      (unaudited)          2002
     --------------   --------------
      $   (665,988)    $ (2,070,695)
       (15,850,605)     (94,791,287)
                 -                -
        (8,799,830)      36,951,449
     --------------   --------------
       (25,316,423)     (59,910,533)
     --------------   --------------
                 -                -
                 -                -
                 -                -
     --------------   --------------
                 -                -
     --------------   --------------
       154,425,111      372,980,609
                 -                -
       (32,622,018)    (356,298,439)
     --------------   --------------
       121,803,093       16,682,170
     --------------   --------------
        96,486,670      (43,228,363)
        75,622,923      118,851,286
     --------------   --------------
       172,109,593       75,622,923
     --------------   --------------
       304,922,543      183,119,450
          (665,988)               -
      (115,052,550)     (99,201,945)
                 -                -
       (17,094,412)      (8,294,582)
                 -                -
     --------------   --------------
      $172,109,593     $ 75,622,923
     ==============   ==============
        24,747,047       39,461,468
                 -                -
        (5,568,394)     (42,052,819)
     --------------   --------------
        19,178,653       (2,591,351)
        12,638,913       15,230,264
     --------------   --------------
        31,817,566       12,638,913
     ==============   ==============
      $274,837,125     $360,985,881
       153,724,682      345,744,077
                 -                -
                 -                -

                                -------------------------------   ------------------------------   ------------------------------
                                       ICON LEISURE AND                        ICON                    ICON TELECOMMUNICATION
                                     CONSUMER STAPLES FUND                MATERIALS FUND                  & UTILITIES FUND
                                -------------------------------   ------------------------------   ------------------------------
                                  Six Months                        Six Months                       Six Months
                                     Ended         Year Ended         Ended         Year Ended         Ended         Year Ended
                                March 31, 2003    September 30,   March 31, 2003   September 30,   March 31, 2003   September 30,
                                  (unaudited)         2002         (unaudited)         2002         (unaudited)         2002
                                ---------------   -------------   --------------   -------------   --------------   -------------
OPERATIONS
  Net investment income/(loss)   $    (39,565)    $   (476,102)    $    180,467    $    105,771     $    845,362    $    359,364
  Net realized gain/(loss)
    from investment
    transactions                   (3,999,477)         401,865       (5,788,661)     (2,529,707)      (2,637,334)     (5,419,221)
  Net realized gain/(loss)
    from foreign currency
    translations                            -                -                -               -                -               -
  Change in unrealized
    appreciation/depreciation
    on securities and foreign
    currency translations          (1,438,690)       2,499,224        3,063,262      (3,098,987)       2,002,511      (1,670,200)
                                ---------------   -------------   --------------   -------------   --------------   -------------
  Net increase/(decrease) in
    net assets resulting from
    operations                     (5,477,732)       2,424,987       (2,544,932)     (5,522,923)         210,539      (6,730,057)
                                ---------------   -------------   --------------   -------------   --------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
  Net investment income                     -                -          (93,225)       (142,573)        (888,104)       (166,008)
  Net realized gains                        -                -                -               -                -               -
  Return of capital                         -                -                -               -                -               -
                                ---------------   -------------   --------------   -------------   --------------   -------------
  Net decrease from dividends
    and distributions                       -                -          (93,225)       (142,573)        (888,104)       (166,008)
                                ---------------   -------------   --------------   -------------   --------------   -------------
FUND SHARE TRANSACTIONS
  Shares sold                      24,619,370      140,737,296        9,030,916      70,609,621       21,902,972      73,160,431
  Reinvested dividends and
    distributions                           -                -           92,666         142,060          886,340         165,833
  Shares repurchased              (38,644,264)     (95,983,544)     (23,984,801)    (35,265,418)     (55,899,855)    (16,600,992)
                                ---------------   -------------   --------------   -------------   --------------   -------------
  Net increase/(decrease) from
    fund share transactions       (14,024,894)      44,753,752      (14,861,219)     35,486,263      (33,110,543)     56,725,272
                                ---------------   -------------   --------------   -------------   --------------   -------------
  Total net increase
    (decrease) in net assets      (19,502,626)      47,178,739      (17,499,376)     29,820,767      (33,788,108)     49,829,207
NET ASSETS
  Beginning of period              88,340,887       41,162,148       59,020,367      29,199,600       66,366,487      16,537,280
                                ---------------   -------------   --------------   -------------   --------------   -------------
  End of period                    68,838,261       88,340,887       41,520,991      59,020,367       32,578,379      66,366,487
                                ---------------   -------------   --------------   -------------   --------------   -------------
NET ASSETS CONSIST OF
  Paid-in capital                  72,814,051       86,838,945       65,680,546      80,541,765       42,383,257      75,493,800
  Accumulated undistributed
    net investment
    income/(loss)                     (39,565)               -          121,829          34,587          316,622         359,364
  Accumulated undistributed
    net realized gain/(loss)
    from investments               (4,366,187)        (366,710)     (23,448,940)    (17,660,279)      (9,059,450)     (6,422,116)
  Accumulated net realized
    gain/(loss) from foreign
    currency translations                   -                -                -               -                -               -
  Unrealized
  appreciation/(depreciation):
    on securities                     429,962        1,868,652         (832,444)     (3,895,706)      (1,062,050)     (3,064,561)
    on other assets and
      liabilities denominated
      in foreign currency                   -                -                -               -                -               -
                                ---------------   -------------   --------------   -------------   --------------   -------------
  Net Assets                     $ 68,838,261     $ 88,340,887     $ 41,520,991    $ 59,020,367     $ 32,578,379    $ 66,366,487
                                ===============   =============   ==============   =============   ==============   =============
TRANSACTIONS IN FUND SHARES
  Shares sold                       2,233,166       11,016,203        1,590,283      10,267,215        4,483,626      14,210,465
  Reinvested dividends and
    distributions                           -                -           15,406          21,822          174,133          27,141
  Shares repurchased               (3,501,572)      (7,497,090)      (4,236,638)     (5,022,326)     (11,467,011)     (3,020,382)
                                ---------------   -------------   --------------   -------------   --------------   -------------
  Net increase/(decrease)          (1,268,406)       3,519,113       (2,630,949)      5,266,711       (6,809,252)     11,217,224
  Shares outstanding beginning
    of period                       7,889,803        4,370,690       10,387,510       5,120,799       13,888,537       2,671,313
                                ---------------   -------------   --------------   -------------   --------------   -------------
  Shares outstanding end of
    period                          6,621,397        7,889,803        7,756,561      10,387,510        7,079,285      13,888,537
                                ===============   =============   ==============   =============   ==============   =============
PURCHASE AND SALES OF
INVESTMENT SECURITIES
  (excluding Short-Term
    Securities)
  Purchase of securities         $ 60,036,154     $120,197,753     $ 25,055,750    $ 65,920,440     $ 64,538,769    $ 86,033,626
  Proceeds from sales of
    securities                     71,422,648       75,940,055       35,500,588      32,913,425       97,414,886      28,626,267
  Purchases of long-term U.S.
    government securities                   -                -                -               -                -               -
  Proceeds from sales of
    long-term U.S. government
    securities                              -                -                -               -                -               -

The accompanying notes are an integral part of the financial statements.

    --------------------------------    -------------------------------    -------------------------------
            ICON SHORT-TERM                    ICON ASIA-PACIFIC                  ICON NORTH EUROPE
           FIXED INCOME FUND                      REGION FUND                        REGION FUND
    --------------------------------    -------------------------------    -------------------------------
      Six Months                          Six Months                         Six Months
         Ended          Year Ended          Ended          Year Ended          Ended          Year Ended
    March 31, 2003     September 30,    March 31, 2003    September 30,    March 31, 2003    September 30,
      (unaudited)          2002          (unaudited)          2002          (unaudited)          2002
    ---------------    -------------    --------------    -------------    --------------    -------------
      $    13,885      $      39,436     $    21,524      $     (27,574)    $    15,567      $      63,605
                -             (3,820)        249,740         (1,521,036)        (35,819)        (1,986,214)
                -                  -          (1,067)            (4,976)          2,785             (2,705)
           (7,910)            48,870        (121,855)         2,635,195         (21,865)         2,022,875
    ---------------    -------------    --------------    -------------    --------------    -------------
            5,975             84,486         148,342          1,081,609         (39,332)            97,561
    ---------------    -------------    --------------    -------------    --------------    -------------
          (15,291)           (49,945)              -                  -         (84,595)           (50,812)
                -                  -               -                  -               -                  -
                -                  -               -            (39,502)              -            (50,523)
    ---------------    -------------    --------------    -------------    --------------    -------------
          (15,291)           (49,945)              -            (39,502)        (84,595)          (101,335)
    ---------------    -------------    --------------    -------------    --------------    -------------
        7,685,827        255,440,821       1,285,250        275,462,846         526,861        229,035,353
           14,896             61,365               -             39,097          84,467            100,688
       (7,295,854)      (268,209,859)     (1,200,803)      (289,291,282)     (2,729,632)      (235,105,995)
    ---------------    -------------    --------------    -------------    --------------    -------------
          404,869        (12,707,673)         84,447        (13,789,339)     (2,118,304)        (5,969,954)
    ---------------    -------------    --------------    -------------    --------------    -------------
          395,553        (12,673,132)        232,789        (12,747,232)     (2,242,231)        (5,973,728)
        7,664,965         20,338,097       6,926,558         19,673,790       8,221,986         14,195,714
    ---------------    -------------    --------------    -------------    --------------    -------------
        8,060,518          7,664,965       7,159,347          6,926,558       5,979,755          8,221,986
    ---------------    -------------    --------------    -------------    --------------    -------------
        8,023,495          7,618,626      16,983,382         16,898,935       8,906,844         11,025,148
             (117)             1,289          16,615             (4,909)        (72,050)            (3,022)
           (3,820)            (3,820)     (9,704,888)        (9,954,628)     (1,911,909)        (1,876,090)
                -                  -        (718,645)          (717,578)       (675,555)          (678,340)
           40,960             48,870         582,854            704,738        (255,191)          (245,710)
                -                  -              29                  -         (12,384)                 -
    ---------------    -------------    --------------    -------------    --------------    -------------
      $ 8,060,518      $   7,664,965     $ 7,159,347      $   6,926,558     $ 5,979,755      $   8,221,986
    ===============    =============    ==============    =============    ==============    =============
          839,699         28,068,293         218,039         41,283,013          88,965         30,479,121
            1,620              6,734               -              5,801          13,782             13,231
         (797,085)       (29,463,335)       (200,701)       (42,957,850)       (446,698)       (31,072,840)
    ---------------    -------------    --------------    -------------    --------------    -------------
           44,234         (1,388,308)         17,338         (1,669,036)       (343,951)          (580,488)
          836,843          2,225,151       1,220,321          2,889,357       1,380,293          1,960,781
    ---------------    -------------    --------------    -------------    --------------    -------------
          881,077            836,843       1,237,659          1,220,321       1,036,342          1,380,293
    ===============    =============    ==============    =============    ==============    =============
      $         -      $           -     $ 3,690,778      $   1,257,757     $ 5,600,367      $  10,090,144
                -                  -       3,452,745          5,312,778       7,552,431         12,984,070
                -          2,500,562               -                  -               -                  -
                -                  -               -                  -               -                  -

     -------------------------------
            ICON SOUTH EUROPE
               REGION FUND
     -------------------------------
       Six Months
         Ended          Year Ended
     March 31, 2003    September 30,
      (unaudited)          2002
     --------------    -------------
      $   (47,407)     $    (24,109)
         (100,822)         (624,140)
              (23)         (136,138)
          (11,169)          480,804
     --------------    -------------
         (159,421)         (303,583)
     --------------    -------------
                -           (13,920)
                -                 -
                -                 -
     --------------    -------------
                -           (13,920)
     --------------    -------------
        5,866,933        15,771,813
                -            13,904
       (4,667,443)      (18,245,944)
     --------------    -------------
        1,199,490        (2,460,227)
     --------------    -------------
        1,040,069        (2,777,730)
        4,619,140         7,396,870
     --------------    -------------
        5,659,209         4,619,140
     --------------    -------------
        9,101,200         7,901,710
         (184,218)         (136,811)
       (2,380,271)       (2,279,449)
         (355,127)         (355,104)
         (522,986)         (511,206)
              611                 -
     --------------    -------------
      $ 5,659,209      $  4,619,140
     ==============    =============
          778,321         1,875,759
                -             1,655
         (619,391)       (2,162,806)
     --------------    -------------
          158,930          (285,392)
          624,062           909,454
     --------------    -------------
          782,992           624,062
     ==============    =============
      $ 3,847,524      $    643,683
        2,350,273         1,404,254
                -                 -
                -                 -

Financial Highlights

                                                     ----------------------------------------------------------------------------
                                                                           ICON CONSUMER DISCRETIONARY FUND
                                                     ----------------------------------------------------------------------------
                                                     Six Months
                                                        Ended
                                                      March 31,
                                                        2003                          Year Ended September 30,
                                                     (unaudited)      2002         2001         2000         1999         1998
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                  $  10.12      $   8.96     $   9.23      $  9.67      $  7.87      $ 10.96
                                                     -----------    ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(x)                        (0.04)        (0.06)       (0.01)       (0.02)           -        (0.01)
  Net gains (losses) on securities (both realized
    and unrealized)                                      (1.21)         1.22        (0.26)       (0.42)        2.04        (3.08)
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total from investment operations                         (1.25)         1.16        (0.27)       (0.44)        2.04        (3.09)
                                                     -----------    ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends (from net investment income)                     -             -            -            -            -            -
  Distributions (from net realized gains)                    -             -            -            -        (0.24)           -
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total distributions                                          -             -            -            -        (0.24)           -
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                        $   8.87      $  10.12     $   8.96      $  9.23      $  9.67      $  7.87
                                                     ===========    =========    =========    =========    =========    =========

Total return                                            (12.35)%       12.95%       (2.93)%      (4.55)%      25.78%      (28.26)%

Net assets, end of period (in thousands)              $100,311      $121,640     $107,075      $40,894      $54,351      $49,003
Average net assets for the period (in thousands)       103,694       184,174       78,281       46,246       58,294       39,883
Ratio of expenses to average net assets*                  1.52%         1.29%        1.37%        1.35%        1.35%        1.37%
Ratio of net investment income (loss) to average
  net assets*                                            (0.82)%       (0.49)%      (0.10)%      (0.27)%      (0.46)%      (0.36)%
Portfolio turnover rate                                 152.49%       128.06%       88.20%       88.44%       27.83%       72.42%

 *  Annualized for periods less than one year
(x) Calculated using average share method
(a) For the period November 5, 1997 (commencement of operations) to September 30, 1998

The accompanying notes are an integral part of the financial statements.

    -----------------------------------------------------------------------
                               ICON ENERGY FUND
    -----------------------------------------------------------------------
    Six Months
       Ended
     March 31,
       2003                       Year Ended September 30,
    (unaudited)     2002        2001        2000        1999       1998(a)
    -----------   ---------   ---------   ---------   ---------   ---------

      $ 11.84     $  11.29     $ 13.19     $  7.98     $  6.35     $ 10.00
    -----------   ---------   ---------   ---------   ---------   ---------
        (0.03)       (0.08)       0.07        0.04        0.01        0.06
         0.41         0.65       (0.76)       5.17        1.69       (3.71)
    -----------   ---------   ---------   ---------   ---------   ---------
         0.38         0.57       (0.69)       5.21        1.70       (3.65)
    -----------   ---------   ---------   ---------   ---------   ---------
            -        (0.02)      (0.09)          -       (0.07)          -
            -            -       (1.12)          -           -           -
    -----------   ---------   ---------   ---------   ---------   ---------
            -        (0.02)      (1.21)          -       (0.07)          -
    -----------   ---------   ---------   ---------   ---------   ---------

      $ 12.22     $  11.84     $ 11.29     $ 13.19     $  7.98     $  6.35
    ===========   =========   =========   =========   =========   =========

         3.21%        5.03%      (6.53)%     65.29%      27.28%     (36.50)%

      $53,150     $104,220     $36,945     $44,294     $19,230     $12,335
       96,207       71,434      49,195      29,564      13,801      21,128
         1.41%        1.35%       1.39%       1.36%       1.45%       1.20%
        (0.51)%      (0.61)%      0.54%       0.43%      (0.26)%      0.51%
        26.78%       26.30%     134.77%     123.70%      34.41%     112.62%

     -----------------------------------------------------------------------
                               ICON FINANCIAL FUND
     -----------------------------------------------------------------------
     Six Months
        Ended
      March 31,
        2003                       Year Ended September 30,
     (unaudited)     2002        2001        2000        1999        1998
     -----------   ---------   ---------   ---------   ---------   ---------
      $   8.84     $  12.04     $ 12.26    $   8.99     $  9.37     $ 10.51
     -----------   ---------   ---------   ---------   ---------   ---------
          0.03        (0.01)       0.06        0.11        0.02        0.04
         (0.54)       (1.08)       1.13        3.28        1.05       (1.14)
     -----------   ---------   ---------   ---------   ---------   ---------
         (0.51)       (1.09)       1.19        3.39        1.07       (1.10)
     -----------   ---------   ---------   ---------   ---------   ---------
         (0.03)           -       (1.41)      (0.12)      (0.06)      (0.01)
             -        (2.11)          -           -       (1.39)      (0.03)
     -----------   ---------   ---------   ---------   ---------   ---------
         (0.03)       (2.11)      (1.41)      (0.12)      (1.45)      (0.04)
     -----------   ---------   ---------   ---------   ---------   ---------
      $   8.30     $   8.84     $ 12.04    $  12.26     $  8.99     $  9.37
     ===========   =========   =========   =========   =========   =========
         (5.80)%     (11.88)%      9.57%      38.14%      10.05%     (10.46)%
      $115,477     $110,116     $54,318    $100,404     $ 5,483     $17,211
       115,304       60,904      59,425      43,690      10,415      28,304
          1.41%        1.36%       1.41%       1.33%       1.58%       1.33%
          0.65%       (0.06)%      0.51%       1.14%       0.09%       0.35%
         52.70%       69.58%     174.41%      28.99%      53.29%      87.68%

Financial Highlights

                                                     ----------------------------------------------------------------------------
                                                                                 ICON HEALTHCARE FUND
                                                     ----------------------------------------------------------------------------
                                                     Six Months
                                                        Ended
                                                      March 31,
                                                        2003                          Year Ended September 30,
                                                     (unaudited)      2002         2001         2000         1999         1998
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                  $  10.35       $ 11.57      $ 11.93      $  7.98      $ 11.39      $ 11.78
                                                     -----------    ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(x)                        (0.05)        (0.12)       (0.10)       (0.08)           -         0.02
  Net gains (losses) on securities (both realized
    and unrealized)                                      (0.07)        (0.49)        0.51         4.34        (0.25)        0.35
                                                     -----------    ---------    ---------    ---------    ---------    ---------
  Total from investment operations                       (0.12)        (0.61)        0.41         4.26        (0.25)        0.37
                                                     -----------    ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends (from net investment income)                     -             -            -            -            -            -
  Distributions (from net realized gains)                    -         (0.56)       (0.77)       (0.31)       (3.16)       (0.76)
  Return of capital                                          -         (0.05)           -            -            -            -
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total distributions                                          -         (0.61)       (0.77)       (0.31)       (3.16)       (0.76)
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                        $  10.23       $ 10.35      $ 11.57      $ 11.93      $  7.98      $ 11.39
                                                     ===========    =========    =========    =========    =========    =========
Total return                                             (1.16)%       (5.63)%       3.39%       55.35%       (5.34)%       3.77%
Net assets, end of period (in thousands)              $ 86,901       $93,031      $33,646      $49,066      $24,550      $31,153
Average net assets for the period (in thousands)       117,228        44,042       35,981       38,688       29,272       56,620
Ratio of expenses to average net assets*                  1.37%         1.39%        1.45%        1.38%        1.40%        1.24%
Ratio of net investment income (loss) to average
  net assets*                                            (0.87)%       (1.05)%      (0.98)%      (0.74)%      (0.83)%      (0.13)%
Portfolio turnover rate                                  60.97%       104.90%      145.08%      115.05%       85.99%       52.16%

 *  Annualized for periods less than one year
(x) Calculated using average share method

The accompanying notes are an integral part of the financial statements.

    -----------------------------------------------------------------------
                             ICON INDUSTRIALS FUND
    -----------------------------------------------------------------------
    Six Months
       Ended                      Year Ended September 30,
     March 31,
       2003
    (unaudited)     2002        2001        2000        1999        1998
    -----------   ---------   ---------   ---------   ---------   ---------
      $  7.96     $   8.55     $  9.07     $ 10.31     $  9.45     $ 12.40
    -----------   ---------   ---------   ---------   ---------   ---------
        (0.02)       (0.02)      (0.02)       0.03        0.01        0.01
        (0.85)       (0.57)      (0.48)      (0.47)       1.63       (2.71)
    -----------   ---------   ---------   ---------   ---------   ---------
        (0.87)       (0.59)      (0.50)      (0.44)       1.64       (2.70)
    -----------   ---------   ---------   ---------   ---------   ---------
            -            -       (0.02)          -       (0.02)      (0.01)
            -            -           -       (0.80)      (0.76)      (0.24)
    -----------   ---------   ---------   ---------   ---------   ---------
            -            -       (0.02)      (0.80)      (0.78)      (0.25)
    -----------   ---------   ---------   ---------   ---------   ---------
      $  7.09     $   7.96     $  8.55     $  9.07     $ 10.31     $  9.45
    ===========   =========   =========   =========   =========   =========
       (10.93)%      (6.90)%     (5.55)%     (4.32)%     16.89%     (22.08)%
      $61,867     $ 63,919     $76,325     $22,068     $21,004     $11,318
       54,430      107,335      55,928      21,220      24,387      17,975
         1.56%        1.30%       1.38%       1.38%       1.41%       1.41%
        (0.59)%      (0.24)%     (0.16)%      0.34%       0.10%       0.08%
        80.79%       99.22%      72.65%      72.90%      47.97%      10.62%

     -----------------------------------------------------------------------
                        ICON INFORMATION TECHNOLOGY FUND
     -----------------------------------------------------------------------
     Six Months
        Ended                      Year Ended September 30,
      March 31,
        2003
     (unaudited)     2002        2001        2000        1999        1998
     -----------   ---------   ---------   ---------   ---------   ---------
      $   5.98     $   7.80    $  22.13     $ 19.00     $  9.20     $ 12.96
     -----------   ---------   ---------   ---------   ---------   ---------
         (0.03)       (0.10)      (0.10)      (0.05)          -       (0.06)
         (0.54)       (1.72)      (4.03)       9.62       10.58       (3.31)
     -----------   ---------   ---------   ---------   ---------   ---------
         (0.57)       (1.82)      (4.13)       9.57       10.58       (3.37)
     -----------   ---------   ---------   ---------   ---------   ---------
             -            -           -           -           -           -
             -            -      (10.20)      (6.44)      (0.78)      (0.39)
     -----------   ---------   ---------   ---------   ---------   ---------
             -            -      (10.20)      (6.44)      (0.78)      (0.39)
     -----------   ---------   ---------   ---------   ---------   ---------
      $   5.41     $   5.98    $   7.80     $ 22.13     $ 19.00     $  9.20
     ===========   =========   =========   =========   =========   =========
         (9.53)%     (23.33)%    (32.90)%     59.24%     119.53%     (26.17)%
      $172,110     $ 75,623    $118,851     $46,689     $55,126     $60,494
       116,974      189,972      99,875      56,279      66,977      73,057
          1.49%        1.31%       1.37%       1.35%       1.37%       1.31%
         (1.14)%      (1.09)%     (0.90)%     (0.23)%     (1.06)%     (0.99)%
        131.01%      190.09%      70.32%     137.69%      31.75%      31.68%

Financial Highlights

                                                     ----------------------------------------------------------------------------
                                                                        ICON LEISURE AND CONSUMER STAPLES FUND
                                                     ----------------------------------------------------------------------------
                                                     Six Months
                                                        Ended
                                                      March 31,
                                                        2003                          Year Ended September 30,
                                                     (unaudited)      2002         2001         2000         1999         1998
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                   $ 11.20       $  9.42      $  9.24      $ 12.05      $ 11.79      $ 11.35
                                                     -----------    ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(x)                        (0.01)        (0.07)       (0.05)        0.01         0.10         0.02
  Net gains (losses) on securities (both realized
    and unrealized)                                      (0.79)         1.85         0.26         0.25         1.61         0.45
                                                     -----------    ---------    ---------    ---------    ---------    ---------
  Total from investment operations                       (0.80)         1.78         0.21         0.26         1.71         0.47
                                                     -----------    ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends (from net investment income)                     -             -        (0.01)           -        (0.27)           -
  Distributions (from net realized gains)                    -             -        (0.02)       (3.07)       (1.18)       (0.03)
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total distributions                                          -             -        (0.03)       (3.07)       (1.45)       (0.03)
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                         $ 10.40       $ 11.20      $  9.42      $  9.24      $ 12.05      $ 11.79
                                                     ===========    =========    =========    =========    =========    =========

Total return                                             (7.14)%       18.90%        2.26%        5.27%       14.76%        4.18%

Net assets, end of period (in thousands)               $68,838       $88,341      $41,162      $ 7,765      $31,559      $54,426
Average net assets for the period (in thousands)        80,981        86,202       41,086       18,029       40,054       74,443
Ratio of expenses to average net assets*                  1.45%         1.34%        1.40%        1.51%        1.38%        1.30%
Ratio of net investment income (loss) to average
  net assets*                                            (0.10)%       (0.55)%      (0.50)%       0.13%       (0.12)%       0.07%
Portfolio turnover rate                                  74.68%        90.43%      148.23%       24.50%       49.22%       34.17%

 *  Annualized for periods less than one year
(x) Calculated using average share method

The accompanying notes are an integral part of the financial statements.

    -----------------------------------------------------------------------
                              ICON MATERIALS FUND
    -----------------------------------------------------------------------
    Six Months
       Ended
     March 31,
       2003                       Year Ended September 30,
    (unaudited)     2002        2001        2000        1999        1998
    -----------   ---------   ---------   ---------   ---------   ---------

      $  5.68      $  5.70     $  6.49     $  7.31     $  6.58     $ 10.90
    -----------   ---------   ---------   ---------   ---------   ---------
         0.02         0.02        0.02        0.03        0.02        0.02
        (0.34)       (0.01)      (0.74)      (0.85)       0.74       (4.08)
    -----------   ---------   ---------   ---------   ---------   ---------
        (0.32)        0.01       (0.72)      (0.82)       0.76       (4.06)
    -----------   ---------   ---------   ---------   ---------   ---------
        (0.01)       (0.03)      (0.07)          -       (0.03)          -
            -            -           -           -           -       (0.26)
    -----------   ---------   ---------   ---------   ---------   ---------
        (0.01)       (0.03)      (0.07)          -       (0.03)      (0.26)
    -----------   ---------   ---------   ---------   ---------   ---------

      $  5.35      $  5.68     $  5.70     $  6.49     $  7.31     $  6.58
    ===========   =========   =========   =========   =========   =========

        (5.63)%       0.06%     (11.07)%    (11.22)%     11.65%     (37.45)%

      $41,521      $59,020     $29,200     $18,162     $26,373     $17,318
       48,608       45,917      24,544      23,620      17,145      27,117
         1.48%        1.36%       1.47%       1.41%       1.45%       1.33%
         0.74%        0.23%       0.40%       0.42%       0.16%       0.08%
        52.06%       74.55%      91.28%      91.76%     118.29%     106.70%

     -----------------------------------------------------------------------
                     ICON TELECOMMUNICATION & UTILITIES FUND
     -----------------------------------------------------------------------
     Six Months
        Ended
      March 31,
        2003                       Year Ended September 30,
     (unaudited)     2002        2001        2000        1999        1998
     -----------   ---------   ---------   ---------   ---------   ---------
       $  4.78      $  6.19     $  8.13     $10.04      $14.17      $ 10.63
     -----------   ---------   ---------   ---------   ---------   ---------
          0.06         0.10        0.09       0.20        0.83         0.31
         (0.18)       (1.45)      (1.52)      0.99        1.18         3.28
     -----------   ---------   ---------   ---------   ---------   ---------
         (0.12)       (1.35)      (1.43)      1.19        2.01         3.59
     -----------   ---------   ---------   ---------   ---------   ---------
         (0.06)       (0.06)      (0.11)     (0.16)      (1.02)       (0.04)
             -            -       (0.40)     (2.94)      (5.12)       (0.01)
     -----------   ---------   ---------   ---------   ---------   ---------
         (0.06)       (0.06)      (0.51)     (3.10)      (6.14)       (0.05)
     -----------   ---------   ---------   ---------   ---------   ---------
       $  4.60      $  4.78     $  6.19     $ 8.13      $10.04      $ 14.17
     ===========   =========   =========   =========   =========   =========
         (2.70)%     (22.05)%    (18.74)%    14.99%      15.25%       33.88%
       $32,578      $66,366     $16,537     $8,619      $7,129      $23,749
        67,973       20,196      13,554      7,231       9,825       36,698
          1.42%        1.50%       1.54%      1.53%       1.59%        1.34%
          2.49%        1.78%       1.22%      2.43%       1.84%        2.12%
        100.19%      137.81%      46.10%     41.86%      18.85%      155.72%

Financial Highlights

                                                     ----------------------------------------------------------------------------
                                                                          ICON SHORT-TERM FIXED INCOME FUND
                                                     ----------------------------------------------------------------------------
                                                     Six Months
                                                        Ended
                                                      March 31,
                                                        2003                          Year Ended September 30,
                                                     (unaudited)      2002         2001         2000         1999         1998
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, beginning of period                   $ 9.16        $ 9.14       $  9.14      $ 9.15       $ 9.79       $ 10.03
                                                     -----------    ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(x)                        0.02          0.05          0.26        0.39         0.43          0.76
  Net gains (losses) on securities (both realized
    and unrealized)                                     (0.01)        (0.00)         0.02        0.02        (0.12)        (0.14)
                                                     -----------    ---------    ---------    ---------    ---------    ---------
  Total from investment operations                       0.01          0.05          0.28        0.41         0.31          0.62
                                                     -----------    ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends (from net investment income)                (0.02)        (0.03)        (0.28)      (0.39)       (0.65)        (0.53)
  Distributions (from net realized gains)                   -             -             -       (0.03)       (0.30)        (0.33)
  Return of capital                                         -             -             -           -            -             -
                                                     -----------    ---------    ---------    ---------    ---------    ---------
Total distributions                                     (0.02)        (0.03)        (0.28)      (0.42)       (0.95)        (0.86)
                                                     -----------    ---------    ---------    ---------    ---------    ---------

Net asset value, end of period                         $ 9.15        $ 9.16       $  9.14      $ 9.14       $ 9.15       $  9.79
                                                     ===========    =========    =========    =========    =========    =========

Total return                                             0.10%         0.96%         3.15%       4.45%        3.54%         6.55%

Net assets, end of period (in thousands)               $8,061        $7,665       $20,338      $5,386       $5,111       $ 5,350
Average net assets for the period (in thousands)        7,378         7,643         6,276       5,367        4,658        17,542
Ratio of expenses to average net assets*                 1.38%         1.35%+        1.52%       1.52%        1.06%++       0.11%**
Ratio of net investment income (loss) to average
  net assets*                                            0.38%         0.52%+        2.85%       4.16%        4.42%++       5.66%**
Portfolio turnover rate                                  0.00%         0.00%         0.00%      53.26%       53.22%       163.75%

 *   Annualized for periods less than one year
 (x) Calculated using average share method
 ** Includes change in accounting estimate; see notes. If this change had not been made, the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been 4.93%.
 ++ Includes change in accounting estimate; see notes. If this change had not been made, the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been 4.00%.
 + Includes advisory fees waiver (Note 2). If this waiver had not been made, the ratio of expenses to average net assets would have been 1.41% and the ratio of net investment income to average net assets would have been .58%

    -----------------------------------------------------------------------
                         ICON ASIA-PACIFIC REGION FUND
    -----------------------------------------------------------------------
    Six Months
       Ended
     March 31,
       2003                       Year Ended September 30,
    (unaudited)     2002        2001        2000        1999        1998
    -----------   ---------   ---------   ---------   ---------   ---------

      $ 5.68       $  6.81     $ 10.25     $ 10.87     $  6.09     $  9.94
    -----------   ---------   ---------   ---------   ---------   ---------
        0.02         (0.19)       0.07        0.03       (0.01)      (0.04)
        0.08         (0.91)      (3.51)      (0.65)       4.79       (3.81)
    -----------   ---------   ---------   ---------   ---------   ---------
        0.10         (1.10)      (3.44)      (0.62)       4.78       (3.85)
    -----------   ---------   ---------   ---------   ---------   ---------
           -             -           -           -           -           -
           -             -           -           -           -           -
           -         (0.03)          -           -           -           -
    -----------   ---------   ---------   ---------   ---------   ---------
           -         (0.03)          -           -           -           -
    -----------   ---------   ---------   ---------   ---------   ---------

      $ 5.78       $  5.68     $  6.81     $ 10.25     $ 10.87     $  6.09
    ===========   =========   =========   =========   =========   =========

        1.76%       (16.29)%    (33.56)%     (5.70)%     78.49%     (38.73)%

      $7,159       $ 6,927     $19,684     $25,710     $33,564     $26,730
       7,392        12,142      18,749      32,629      29,191      45,361
        1.94%         1.66%       1.70%       1.53%       1.59%       1.65%
        0.58%        (0.23)%      0.75%       0.24%      (0.57)%     (0.45)%
       47.69%        14.43%      55.58%     101.88%      62.82%      69.57%

     -----------------------------------------------------------------------
                          ICON NORTH EUROPE REGION FUND
     -----------------------------------------------------------------------
     Six Months
        Ended
      March 31,
        2003                       Year Ended September 30,
     (unaudited)     2002        2001        2000        1999        1998
     -----------   ---------   ---------   ---------   ---------   ---------
       $ 5.96       $  7.24     $ 11.79     $ 11.74     $ 11.63     $ 11.06
     -----------   ---------   ---------   ---------   ---------   ---------
         0.01          0.04        0.09        0.04       (0.05)      (0.02)
        (0.14)        (1.25)      (3.31)       1.21        1.51        0.79
     -----------   ---------   ---------   ---------   ---------   ---------
        (0.13)        (1.21)      (3.22)       1.25        1.46        0.77
     -----------   ---------   ---------   ---------   ---------   ---------
        (0.06)        (0.04)          -           -       (0.17)      (0.06)
            -             -       (1.33)      (1.20)      (1.18)      (0.14)
            -         (0.03)          -           -           -           -
     -----------   ---------   ---------   ---------   ---------   ---------
        (0.06)        (0.07)      (1.33)      (1.20)      (1.35)      (0.20)
     -----------   ---------   ---------   ---------   ---------   ---------
       $ 5.77       $  5.96     $  7.24     $ 11.79     $ 11.74     $ 11.63
     ===========   =========   =========   =========   =========   =========
        (2.16)%      (16.94)%    (30.29)%     10.43%      12.78%       7.00%
       $5,980       $ 8,222     $14,196     $33,315     $23,971     $39,726
        7,415        13,347      18,204      29,412      30,993      49,406
         2.00%         1.72%       1.65%       1.52%       1.59%       1.54%
         0.42%         0.48%       0.97%       0.30%       0.25%      (0.41)%
        77.18%        91.99%      41.67%      34.24%      50.36%      57.84%

                                                  -------------------------------------------------------------------------------
                                                                           ICON SOUTH EUROPE REGION FUND
                                                  -------------------------------------------------------------------------------
                                                    Six Months
                                                      Ended
                                                  March 31, 2003                      Year Ended September 30,
                                                   (unaudited)        2002         2001         2000         1999         1998
                                                  --------------    ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period                  $ 7.40         $ 8.13       $10.14       $10.12       $11.87       $ 11.90
                                                  --------------    ---------    ---------    ---------    ---------    ---------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(x)                      (0.07)         (0.04)        0.05         0.02         0.02         (0.23)
  Net gains (losses) on securities (both
    realized and unrealized)                           (0.10)         (0.67)       (2.06)           -         1.06          0.93
                                                  --------------    ---------    ---------    ---------    ---------    ---------
  Total from investment operations                     (0.17)         (0.71)       (2.01)        0.02         1.08          0.70
                                                  --------------    ---------    ---------    ---------    ---------    ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends (from net investment income)                   -          (0.02)           -            -        (0.03)        (0.07)
  Distributions (from net realized gains)                  -              -            -            -        (2.80)        (0.66)
                                                  --------------    ---------    ---------    ---------    ---------    ---------
Total distributions                                        -          (0.02)           -            -        (2.83)        (0.73)
                                                  --------------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                        $ 7.23         $ 7.40       $ 8.13       $10.14       $10.12       $ 11.87
                                                  ==============    =========    =========    =========    =========    =========
Total return                                           (2.30)%        (8.76)%     (19.82)%       0.20%        6.41%         6.11%
Net assets, end of period (in thousands)              $5,659         $4,619       $7,397       $6,560       $5,298       $ 9,452
Average net assets for the period (in
  thousands)                                           5,512          5,706        7,935        7,109        8,107        20,263
Ratio of expenses to average net assets*                2.15%          2.14%        1.96%        1.80%        1.81%         1.56%#
Ratio of net investment income (loss) to
  average net assets*                                  (1.72)%        (0.42)%       0.55%        0.18%       (0.53)%       (0.26)%#
Portfolio turnover rate                                45.28%         12.26%       84.49%       62.17%       70.65%       113.55%

 *  Annualized for periods less than one year
(x) Calculated using average share method
 # Includes reimbursement from administrator for fees and expenses. If these fees and expenses had not been reimbursed, the ratio of expenses to average assets would have been 2.10% and the ratio of net investment income to average net assets would have been (0.80)%.

Notes to Financial Statements
(unaudited)

MARCH 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Consumer Discretionary Fund ("Discretionary Fund"), ICON Energy Fund ("Energy Fund"), ICON Financial Fund ("Financial Fund"), ICON Healthcare Fund ("Healthcare Fund"), ICON Industrials Fund ("Industrials Fund"), ICON Information Technology Fund ("Information Technology Fund"), ICON Leisure and Consumer Staples Fund ("Leisure and Consumer Staples Fund"), ICON Materials Fund ("Materials Fund"), ICON Telecommunication and Utilities Fund ("Telecomm & Utilities Fund"), (collectively, the "Domestic Funds"), and ICON Asia-Pacific Region Fund ("Asia Pacific Region Fund"), ICON North Europe Region Fund ("N. Europe Region Fund"), ICON South Europe Region Fund ("S. Europe Region Fund") (collectively, the "International Funds") and ICON Short-Term Fixed Income Fund ("Short-Term Fixed Income Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. There are five other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

  The Domestic and International Funds invest primarily in securities of companies whose principal business activities fall within specific industries or regions. The Short-Term Fixed Income Fund invests primarily in short-term U.S. Treasury and U.S. Government Agency instruments. Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Domestic and International Funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to seek high current income consistent with the preservation of capital.

  The Funds may have elements of risk, including the risk of loss of principal. An investment in a non-diversified sector or region fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. Certain prior year amounts have been reclassified to conform to current year presentation.

(unaudited)

Investment Valuation.
The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4 p.m. Eastern time) each day the Exchange is open. A security listed or traded primarily on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the sum of the closing bid and closing ask prices. The market value of individual securities held by the Funds is determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair value determined in good faith pursuant to consistently applied procedures established by the Trust's board of trustees. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, both of which approximate market value. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

Repurchase Agreements.
Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Foreign Currency Translation.
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

Forward Foreign Currency Contracts.
The International Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Any realized gain or loss is included in the Statements of Operations. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions.
Each Fund (other than the Short-Term Fixed Income Fund) may write put and call options only if it, among other things, (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

  When a Fund writes a put or call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

  Each Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently market-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Income Taxes.
The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain. (See Note 6 -- Tax Matters.)

  Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

  Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Short-Term Fixed Income Fund distributes net investment income, if any, monthly. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

Investment Income.
Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Investment Transactions.
Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

(unaudited)

Expenses.
Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.
Meridian Investment Management Corporation ("Meridian") serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. Meridian receives a monthly management fee that is computed daily at an annual rate of 1.00% of the Domestic and International Funds' average net assets and 0.65% of the Short-Term Fixed Income Fund's average net assets. Due to the current low interest rates on the investments in the Short-Term Fixed Income Fund, Meridian has contractually agreed to waive its advisory fee on any day the income from these investments is not adequate to cover the Short-Term Fixed Income Fund's daily expenses. Meridian did not waive any advisory fees for the period ended March 31, 2003.

Transfer Agent, Custody and Accounting Fees.
U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provide domestic custodial services, transfer agent services and fund accounting for the Funds. The Funds pay a fee at an annual rate of 0.1675% on the Trust's first $500 million of average daily net assets, 0.1475% on the next $500 million of average daily net assets, and 0.10% on the balance of average daily net assets for these services. The Funds also pays for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

  On behalf of the International Funds, U.S. Bancorp has entered into an agreement with JP Morgan Chase Co. ("Chase") to provide international custodial services. The International Funds pay an annual rate of 0.112% of average daily net assets plus a per trade transaction cost for these custodial services.

Administrative Services
The Trust has entered into an administrative services agreement with Meridian. This agreement provides for an annual fee of 0.05% on the Funds' first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

Related Parties.
Certain officers and directors of Meridian are also officers and trustees of the Funds; however, such officers and trustees receive no compensation from the Funds.

3. FEDERAL INCOME TAX

Income and capital distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

  The tax components of capital shown in the following tables represent losses or deductions the portfolios may be able to offset against income and gains recognized in future years and Post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryovers as of September 30, 2002 (the most recent tax year end) that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. These carryovers expire between September 30, 2007 and September 10, 2010.

  In 2002, the portfolios noted below incurred "Post October" losses during the period from November 1 through September 30. These losses will be deferred for tax purposes and recognized in the year ending September 30, 2003.

                                                                 ACCUMULATED              POST OCTOBER
                                                                CAPITAL LOSSES             DEFERRALS
ICON Consumer Discretionary                                      $(15,958,400)            $(3,736,220)
ICON Energy Fund                                                   (5,548,621)             (2,498,533)
ICON Financial Fund (Note 6)                                                -              (4,900,364)
ICON Healthcare Fund                                                        -              (3,015,321)
ICON Industrials Fund                                              (4,953,121)            (18,775,941)
ICON Information Technology Fund                                  (16,891,776)            (80,282,459)
ICON Leisure and Consumer Staples Fund                               (254,200)               (112,509)
ICON Materials Fund                                               (15,801,619)             (1,858,660)
ICON Telecommunication & Utilities Fund                            (1,724,624)             (4,538,177)
ICON Short-Term Fixed Income Fund                                      (3,820)                      -
ICON Asia-Pacific Region Fund                                      (8,816,639)             (1,542,140)
ICON North Europe Region Fund                                        (568,440)             (1,989,007)
ICON South Europe Fund                                             (2,193,417)               (577,960)

  The difference between book and tax net appreciation and depreciation of investments is wash sale loss deferrals and corporate actions. The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2003 are as follows:

                                             FEDERAL        UNREALIZED      UNREALIZED     NET APPRECIATION
                                             TAX COST      APPRECIATION    DEPRECIATION     (DEPRECIATION)
ICON Consumer Discretionary Fund           $102,834,190    $ 3,392,238     $ (5,575,449)     $ (2,183,211)
ICON Energy Fund                             49,895,445      4,882,458       (2,176,485)        2,705,973
ICON Financial Fund                         126,231,073      2,399,850      (13,102,639)      (10,702,789)
ICON Healthcare Fund                         78,983,052     11,460,633       (3,304,946)        8,155,687
ICON Industrials Fund                        65,756,922      4,103,640       (4,172,552)          (68,912)
ICON Information Technology Fund            190,572,720      4,320,461      (21,414,873)      (17,094,412)
ICON Leisure and Consumer Staples Fund       69,555,677      6,272,701       (5,842,739)          429,962
ICON Materials Fund                          42,894,564      2,734,501       (3,566,945)         (832,444)
ICON Telecommunication & Utilities Fund      33,798,666      1,133,533       (2,195,583)       (1,062,050)
ICON Short-Term Fixed Income Fund             7,739,723         40,960                -            40,960
ICON Asia-Pacific Region Fund                 6,605,938        966,770         (383,916)          582,854
ICON North Europe Region Fund                 6,519,697        143,984         (399,175)         (255,191)
ICON South Europe Region Fund                 6,265,782        473,172         (996,158)         (522,986)

(unaudited)

4. CHANGE IN ACCOUNTING ESTIMATE

The ICON Short-Term Fixed Income Fund had an estimated net overaccrual of expenses of approximately $157,000 as of September 30, 1997, which was not material to the financial statements as of that date. However, due to the substantial decrease in the net assets of the Fund during the year ended September 30, 1998, the net estimated remaining overaccrual of $127,000 became material to the financial statements of the Fund. The Fund determined that it received a net benefit due to this estimated overaccrual and has identified and reimbursed shareholders who provided the benefit.

  During the year ended September 30, 1999 as the shareholders who provided the benefit were being identified, and as a result of additional information, a change in the estimate reduced the amount to $57,539 which was paid to shareholders in the year ended September 30, 2000. This was accounted for as a change in accounting estimate.

5. OPTIONS CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the ICON Information Technology Fund during the six months ended March 31, 2003, were as follows:

                            NUMBER OF    PREMIUMS
                            CONTRACTS    RECEIVED
Options outstanding,
  beginning of period          300       $ 78,697
Options written during
  period                         -              -
Options expired during
  period                         -              -
Options closed during
  period                         -              -
Options exercised during
  period                      (300)      $(78,697)
                              ----       --------
Options outstanding, end
  of period                      0       $      0
                              ====       ========

6. TAX MATTER -- FINANCIAL FUND

As of March 31, 2003 management believes there is a significant possibility that the ICON Financial Fund (the "Fund") may not qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code for the year ended September 30, 2002. A final determination is not possible currently since information that is required to make this determination has not become available to the Fund as of the mailing date of this semi-annual report to shareholders.

  If the Fund does not qualify as an RIC for the year ended September 30, 2002, it will not incur a tax liability since the Fund would not have taxable income or capital gains for the year, and the information presented in Note 3, Federal Income Tax, would change to:

                                      ICON
                                 FINANCIAL FUND
Accumulated Capital Losses        $(4,785,030)
Post October Deferrals                      -

  Regardless of the Fund's tax status for the year ended September 30, 2002 the Fund intends to qualify as an RIC for the year ended September 30, 2003.

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

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

[ICON FUNDS LOGO]

FOR MORE INFORMATION ABOUT THE ICON FUNDS, CONTACT US:

BY TELEPHONE                              1-800-764-0442

BY MAIL                                   ICON Funds
                                          P.O. Box 701
                                          Milwaukee, WI 53201-0701

IN PERSON                                 ICON Funds
                                          5299 DTC Boulevard, Suite 1200
                                          Greenwood Village, CO 80111

BY E-MAIL                                 ICON@mimcorp.com

ON THE INTERNET                           www.iconfunds.com

This report is for the general information of the Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Please call or visit www.iconfunds.com for a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Meridian Clearing Corp., Distributor.

                                                                       I-112-SEC
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